Exhibit 3(i)(f)1

               RESTATED ARTICLES OF INCORPORATION

                               OF

                MISSISSIPPI POWER & LIGHT COMPANY


    Pursuant  to  the provisions of Section 64 of the Mississippi
Business Corporation Law (Section 79-3-127, Mississippi  Code  of
1972,  as  amended),  the  undersigned  Corporation  adopts   the
following Restated Articles of Incorporation:

      FIRST:  The name of the Corporation is MISSISSIPPI POWER  &
LIGHT COMPANY.

      SECOND:  The  period  of its duration is  ninety-nine  (99)
years.

      THIRD: The purpose or purposes which the Corporation is authorized to pursue are:

      To acquire, buy, hold, own, sell, lease, exchange, dispose of, finance, deal in, construct, build, equip, improve, use, operate, maintain and work upon:

        (a) Any and all kinds of plants and systems for the manufacture, production, storage, utilization, purchase, sale, supply, transmission, distribution or disposition of electricity, natural or artificial gas, water or steam, or power produced thereby, or of ice and refrigeration of any and every kind;

        (b) Any and all kinds of telephone, telegraph, radio, wireless and other systems, facilities and devices for the receipt and transmission of sounds and signals, any and all kinds of interurban, city and street railways and railroads and bus lines for the transportation of passengers and/or freight, transmission lines, systems, appliances, equipment and devices and tracks, stations, buildings and other structures and facilities;

        (c) Any and all kinds of works, power plants, manufactories, structures, substations, systems, tracks, machinery, generators, motors, lamps, poles, pipes, wires, cables, conduits, apparatus, devices, equipment, supplies, articles and merchandise of every kind pertaining to or in anywise connected with the construction, operation or maintenance of telephone, telegraph, radio, wireless and other systems, facilities and devices for the receipt and transmission of sounds and signals, or of interurban, city and street railways and railroads and bus lines, or in anywise connected with or pertaining to the manufacture, production, purchase, use, sale, supply, transmission, distribution, regulation, control or application of electricity, natural or artificial gas, water, steam, ice, refrigeration and power or any other purposes;

      To acquire, buy, hold, own, sell, lease, exchange, dispose of, transmit, distribute, deal in, use, manufacture, produce, furnish and supply street and interurban railway and bus service, electricity, natural or artificial gas, light, heat, ice, refrigeration, water and steam in any form and for any purposes whatsoever, and any power or force or energy in any form and for any purposes whatsoever;

    To buy, sell, manufacture, produce and generally deal in milk, cream and any articles or substances used or usable in or in connection with the manufacture and production of ice cream, ices, beverages and soda fountain supplies; to buy, sell, manufacture, produce and generally deal in ice cream and ices;

      To acquire, organize, assemble, develop, build up and operate constructing and operating and other organizations and systems, and to hire, sell, lease, exchange, turn over, deliver and dispose of such organizations and systems in whole or in part and as going organizations and systems and otherwise, and to enter into and perform contracts, agreements and undertakings of any kind in connection with any or all the foregoing powers;

     To do a general contracting business;

      To purchase, acquire, develop, mine, explore, drill, hold, own and dispose of lands, interests in and rights with respect to lands and waters and fixed and movable property;

      To borrow money and contract debts when necessary for the transaction of the business of the Corporation or for the exercise of its corporate rights, privileges or franchises or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures and other obligations and evidences of indebtedness payable at a specified time or times or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise or unsecured, for money borrowed or in payment for property purchased or acquired or any other lawful objects;

      To guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidences of indebtedness created by, any other corporation or corporations of the State of Mississippi or any other state or government and, while the owner of such stock, to exercise all the rights, powers and privileges of individual ownership with respect thereto including the right to vote thereon, and to consent and otherwise act with respect thereto;

      To aid in any manner any corporation or association, domestic or foreign, or any firm or individual, any shares of stock in which or any bonds, debentures, notes, securities, evidences of indebtedness, contracts or obligations of which are held by or for the Corporation or in which or in the welfare of which the Corporation shall have any interest, and to do any acts designed to protect, preserve, improve or enhance the value of any property at any time held or controlled by the Corporation, or in which it may be at any time interested; and to organize or promote or facilitate the organization of subsidiary companies;

      To purchase, hold, sell and transfer shares of its own capital stock, provided that the Corporation shall not purchase its own shares of capital stock except from surplus of its assets over its liabilities including capital; and provided, further, that the shares of its own capital stock owned by the Corporation shall not be voted upon directly or indirectly nor counted as outstanding for the purposes of any stockholders' quorum or vote;

      In any manner to acquire, enjoy, utilize and to dispose of patents, copyrights and trade-marks and any licenses or other rights or interests therein and thereunder:

    To purchase, acquire, hold, own or dispose of franchises, concessions, consents, privileges and licenses necessary for and in its opinion useful or desirable for or in connection with the foregoing powers;

      To do all and everything necessary and proper for the accomplishment of the objects enumerated in these Restated Articles of Incorporation or any amendment thereof or necessary or incidental to the protection and benefits of the Corporation, and in general to carry on any lawful business necessary or not incidental to the attainment of the objects of the Corporation whether or not such business is similar in nature to the objects set forth in these Restated Articles of Incorporation or any amendment thereof.

     To do any or all things herein set forth, to the same extent and as fully as natural persons might or could do, and in any part of the world, and as principal, agent, contractor or otherwise, and either alone or in conjunction with any other persons, firms, associations or corporations;

      To conduct its business in all its branches in the State of Mississippi, other states, the District of Columbia, the territories and colonies of the United States, and any foreign countries, and to have one or more offices out of the State of Mississippi and to hold, purchase, mortgage and convey real and personal property both within and without the State of Mississippi; provided, however, that the Corporation shall not exercise any of the powers set forth herein for the purpose of engaging in business as a street railway, telegraph or telephone company unless prior thereto this Article Third shall have been amended to set forth a description of the line and the points it will traverse.

     FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is 17,004,478 shares, divided into 2,004,476 shares of Preferred Stock of the par value of $100 per share and 15,000,000 shares of Common Stock without par value.

      The preferences, limitations and relative rights in respect of the shares of each class and the variations in the relative rights and preferences as between series of any preferred or special class in series are as follows:

      The Preferred Stock shall be issuable in one or more series from time to time and the shares of each series shall have the same rank and be identical with each other and shall have the same relative rights except with respect to the following:

        (a) The number of shares to constitute each such series and the distinctive designation thereof;

        (b) The annual rate or rates of dividends payable on shares of such series, the dates on which dividends shall be paid in each year and the date from which such dividends shall commence to accumulate;

        (c) The amount or amounts payable upon redemption thereof; and

        (d) The sinking fund provisions, if any, for the redemption or purchase of shares;

which different characterics of clauses (a), (b), (c) and (d) above may be stated and expressed with respect to each series in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors or in these Restated Articles of Incorporation of any amendment thereof.

     A series of 60,000 shares of Preferred Stock shall:

        (a)  be  designated  "4.36% Preferred  Stock  Cumulative,
     $100 Par Value";

        (b) have a dividend rate of $4.36 per share per annum payable quarterly on February 1, May 1, August 1 and November 1 of each year, the first dividend date to be February 1, 1963, and such dividends to be cumulative from the last date to which dividends upon the 4.36% Preferred Stock Cumulative, $100 Par Value, of Mississippi Power & Light Company, a Florida corporation, are paid;

        (c) be subject to redemption in the manner provided herein with respect to the Preferred Stock at the price of $105.36 per share if redeemed on or before February 1, 1964, and of $103.88 per share if redeemed after February 1, 1964, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption.

A series of 44,476 shares of the Preferred Stock shall:

        (a)  be  designated  "4.56% Preferred Stock,  Cumulative,
     $100 Par Value";

        (b) have a dividend rate of $4.56 per share per annum payable quarterly on February 1, May 1, August 1 and November 1 of each year, the first dividend date to be February 1, 1963, and such dividends to be cumulative from the last date to which dividends upon the 4.56% Preferred Stock, Cumulative, $100 Par Value, of Mississippi Power & Light Company, a Florida corporation, are paid; and

        (c) be subject to redemption in the manner provided herein with respect to the Preferred Stock at the price of $108.50 per share if redeemed on or before November 1, 1964, and of $107.00 per share if redeemed after November 1, 1964, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption.

A series of 100,000 shares of the Preferred Stock shall:

        (a)  be  designated  "4.92% Preferred Stock,  Cumulative,
     $100 Par Value";

        (b) have a dividend rate of $4.92 per share per annum payable quarterly on February 1, May 1, August 1 and November 1 of each year, the first dividend date to be February 1, 1966, and such dividends to be cumulative from the date of issue of said series; and

        (c) be subject to redemption at the price of $106.30 per share if redeemed on or before January 1, 1971, of $104.38 per share if redeemed after January 1, 1971 and on or before January 1, 1976, and of $102.88 per share if redeemed after January 1, 1976, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption.

A series of 75,000 shares of the Preferred Stock shall:

        (a)  be  designated  "9.16% Preferred Stock,  Cumulative,
     $100 Par Value";

        (b) have a dividend rate of $9.16 per share per annum payable quarterly on February 1, May 1, August 1 and November 1 of each year, the first dividend date to be November 1, 1970, and such dividends to be cumulative from the date of issue of said series; and

        (c) be subject to redemption at the price of $110.93 per share if redeemed on or before August 1, 1975, of $108.64 per share if redeemed after August 1, 1975 and on or before August 1, 1980, of $106.35 per share if redeemed after
     August 1, 1980 and on or before August 1, 1985, and of $104.06 per share if redeemed after August 1, 1985, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; provided, however, that no share of the 9.16% Preferred Stock, Cumulative, $100 Par Value, shall be redeemed prior to August 1, 1975 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the 9.16% Preferred Stock, Cumulative, $100 Par Value, as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than the effective dividend cost to the Corporation of the 9.16% Preferred Stock, Cumulative, $100 Per Value.

A series of 100,000 shares of the Preferred Stock shall:

        (a)  be  designated  "7.44% Preferred Stock,  Cumulative,
     $100 Par Value";

        (b) have a dividend rate of $7.44 per share per annum payable quarterly on February 1, May 1, August 1 and November 1 of each year, the first dividend date to be May 1, 1973, and such dividends to be cumulative from February 14, 1973; and

        (c) be subject to redemption at the price of $108.39 per share if redeemed on or before February 1, 1978, of $106.53 per share if redeemed after February 1, 1978 and on or before February 1, 1983, of $104.67 per share if redeemed after February 1, 1983 and on or before February 1, 1988, and of $102.81 per share if redeemed after February 1, 1988, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; provided, however, that no share of the 7.44% Preferred Stock, Cumulative, $100 Par Value, shall be redeemed prior to February 1, 1978 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the 7.44% Preferred Stock, Cumulative, $100 Par Value, as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than the effective dividend cost to the Corporation of the 7.44% Preferred Stock, Cumulative, S100 Par Value.

A series of 200,000 shares of the Preferred Stock shall:

        (a)  be designated "17% Preferred Stock, Cumulative, $100
     Par Value"

        (b) have a dividend rate of $17.00 per share per annum payable quarterly on February 1, May 1, August 1 and November 1 of each year, the first dividend date to be November 1, 1981, and such dividends to be cumulative from the date of issuance;

        (c) be subject to redemption at the price of $117.00 per share if redeemed on or before September 1, 1986, of $112.75 per share if redeemed after September 1, 1986 and on or before September 1, 1991, of $108.50 per share if redeemed after September 1, 1991 and on or before September 1, 1996, and of $104.25 per share if redeemed after September 1, 1996, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; provided, however, that no share of the 17% Preferred Stock Cumulative, $100 Par Value, shall be redeemed prior to September 1, 1986 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the 17% Preferred Stock, Cumulative, $100 Par Value, as to dividends or assets if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock; has an effective dividend cost to the Corporation (so computed) of less than the effective dividend cost to the Corporation of the 17% Preferred Stock, Cumulative, $100 Par Value; and

        (d) be subject to redemption as and for a sinking fund as follows: On September 1, 1986 and on each September 1 thereafter (each such date being hereinafter referred to as a "17% Sinking Fund Redemption Date"), for so long as any shares of the 17% Preferred Stock, Cumulative, $100 Par Value, shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 10,000 shares of the 17% Preferred Stock, Cumulative, $100 Par value (or the number of shares then outstanding if less than 10,000) at the sinking fund redemption price of $100 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the 17% Preferred Stock, Cumulative, $100 Par Value, being hereinafter referred to as the "17% Sinking Fund Obligation"); the 17% Sinking Fund Obligation shall be cumulative; if on any 17% Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the 17% Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive 17% Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any 17% Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the 17% Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the 17% Preferred Stock, Cumulative, $100 Par Value (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its 17% Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such 17% Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the 17% Sinking Fund Obligation, the Corporation shall have the option, which shall be noncumulative, to redeem, upon authorization of the Board of Directors, on each 17% Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 10,000 additional shares of the 17% Preferred Stock, Cumulative, $100 Par Value; the Corporation shall be entitled, at its election, to credit against its 17% Sinking Fund Obligation on any 17% Sinking Fund Redemption Date any shares of the 17% Preferred Stock, Cumulative, Stock Par Value (including shares of the 17% Preferred Stock, Cumulative, $100 Par Value optionally redeemed at the aforesaid sinking fund price) theretofore redeemed (other than shares of the 17% Preferred Stock, Cumulative, $100 Par Value redeemed pursuant to the 17% Sinking Fund Obligation) purchased or otherwise acquired and not previously credited against the 17% Sinking Fund Obligation.

A series of 100,000 shares of the Preferred Stock shall:

        (a)  be  designated "14-3/4% Preferred Stock, Cumulative,
     $100 Par Value";

        (b) have a dividend rate of $14.75 per share per annum payable quarterly on February 1, May 1, August 1 and November 1 of each year, the first dividend date to be May 1 1982, and such dividends to be cumulative from the date of issuance;

        (c) be subject to redemption at the price of $114.75 per share if redeemed after the issuance and sale and on or before March 1, 1983, $113.11 per share if redeemed after March 1, 1983 and on or before March 1, 1984, $111.47 per share if redeemed after March 1, 1984 and on or before March 1, 1985, $109.83 per share if redeemed after March 1, 1985 and on or before March 1, 1986, $108.19 per share if redeemed after March 1, 1986 and on or before March 1, 1987, $106.56 per share if redeemed after March 1, 1987 and on or before March 1, 1988, $104.92 per share if redeemed after March 1, 1988 and on or before March 1, 1989, $103.28 per share if redeemed after March 1, 1989 and on or before March 1, l990, $101.64 per share if redeemed after March 1, 1990 and on or before March 1, 1991, and $100.00 per share if redeemed after March 1, 1991, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; provided, however, that no share of the 14-3/4% Preferred Stock, Cumulative, $100 Par Value, shall be redeemed prior to March 1, 1987 if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the 14-3/4% Preferred Stock, Cumulative, $100 Par Value, as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than the effective dividend cost to the Corporation of the 14-3/4% Preferred Stock, Cumulative, $100 Par Value; and

        (d) be subject to redemption as and for a sinking fund as follows. On March 1, 1990, 1991 and 1992 (each such date being hereinafter referred to as a "14-3/4% Sinking Fund Redemption Date"), the Corporation shall redeem, out of funds legally available therefor, 33,333, 33,333 and 33,334 shares, respectively, of the 14-3/4% Preferred Stock, Cumulative, $100 Par Value, at the sinking fund redemption price of $100 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the 14-3/4% Preferred Stock, Cumulative, $100 Par Value, being hereinafter referred to as the "14-3/4% Sinking Fund Obligation"); the 14-3/4% Sinking Fund Obligation shall be cumulative; if on any 14-3/4% Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the 14-3/4% Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive 14-3/4% Sinking Fund Redemption Date (or, in the event the 14-3/4% Sinking Fund Obligation is not satisfied on March 1, 1992, to such date as soon thereafter as funds are legally available to satisfy the 14-3/4% Sinking Fund Obligation) until such shares shall have been redeemed; whenever on any 14-3/4% Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the 14-3/4% Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the 14-3/4% Preferred Stock, Cumulative, $100 Par Value (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its 14-3/4% Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such 14-3/4% Sinking Fund Obligation to such Total Sinking Fund Obligation.

A series of 100,000 shares of the Preferred Stock shall:

         (a)  be  designated "12.00% Preferred Stock, Cumulative,
     $100 Par Value";

        (b) have a dividend rate of $12.00 per share per annum payable quarterly on February 1, May 1, August 1 and November l of each year, the first dividend date to be May 1, 1983, and such dividends to be cumulative from the date of issuance;

        (c) be subject to redemption at the price of $112.00 per share if redeemed on or before March 1, 1988, of $109.00 per share if redeemed after March 1, 1988 and on or before March 1, 1993, of $106.00 per share if redeemed after March 1, 1993 and on or before March 1, 1998, and of $103.00 per share if redeemed after March 1, 1998, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; provided, however, that no share of the 12.00% Preferred Stock, Cumulative, $100 Par Value, shall be redeemed prior to March 1, 1988 if such redemption is for the purpose or in anticipa tion of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the 12.00% Preferred Stock, Cumulative, $100 Par Value, as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 12.7497% to per annum; and

           (d) be subject to redemption as and for a sinking fund as follows: on March 1, 1888 and on each March 1 thereafter (each such date being hereinafter referred to as a "12.00% Sinking Fund Redemption Date"), for so long as any shares of the 12.00% Preferred Stock, Cumulative, $100 Par Value, shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 5,000 shares of the 12.00% Preferred Stock, Cumulative, $100 Par Value (or the number of shares then outstanding if less than 5,000) at the sinking fund redemption price of $100 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the 12.00% Preferred Stock, Cumulative, $100 Par Value, being hereinafter referred to as the "12.00% Sinking Fund Obligation"); the 12.00% Sinking Fund Obligation shall be cumulative; if on any 12.00% Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the 12.00% Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive 12.00% Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any 12.00% Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the 12.00% Sinking Fund Obligation and all other sinking fund and similar obligations then existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the 12.00% Preferred Stock Cumulative, $100 Par Value (such Obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligation") are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction of its 12.00% Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such 12.00% Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the 12.00% Sinking Fund Obligation, the Corporation shall have the option, which shall be noncumulative, to redeem, upon authorization of the Board of Directors, on each 12.00% Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 5,000 additional shares of the 12.00% Preferred Stock Cumulative, $100 Par Value; the Corporation shall be entitled, at its election, to credit against its 12.00% Sinking Fund Obligation on any 12.00% Sinking Fund Redemption Date any shares of the 12.00% Preferred Stock, Cumulative, $100 Par Value (including shares of the 12.00% Preferred Stock Cumulative, $100 Par Value optionally redeemed at the aforesaid sinking fund price) theretofore redeemed (other than shares of the 12.00% Preferred Stock, Cumulative, $100 Par Value redeemed pursuant to the 12.00% Sinking Fund Obligation) purchased or otherwise acquired and not previously credited against the 12.00% Sinking Fund Obligation.

    Subject to the foregoing, the distinguishing characteristics of the Preferred Stock shall be:

      (A) Each series of the Preferred Stock, pari passu with all shares of preferred stock of any class or series then outstanding, shall be entitled but only when and as declared by the Board of Directors, out of funds legally available for the payment of dividends in preference to the Common Stock, to dividends at the rate stated and expressed with respect to such series herein or by the resolution or resolutions providing for the issue of such series adopted by the Board of Directors; such dividends to be cumulative from such date and payable on such dates in each year as may be stated and expressed in said resolution, to stockholders of record as of a date not to exceed 40 days and not less than 10 days preceding the dividend payment dates so fixed.

      (B) If and when dividends payable on any of the Preferred Stock of the Corporation at any time outstanding shall be in default in an amount equal to four full quarterly payments or more per share, and thereafter until all dividends on any such preferred stock in default shall have been paid, the holders of the Preferred Stock pari passu with the holders of other preferred stock then outstanding, voting separately as a class, shall be entitled to elect the smallest number of directors necessary to constitute a majority of the full Board of Directors, and, except as provided in the following paragraph, the holders of the Common Stock, voting separately as a class, shall be entitled to elect the remaining directors of the Corporation. The terms of office, as directors, of all persons who may be directors of the Corporation at the time shall terminate upon the election of a majority of the Board of
Directors by the holders of the Preferred Stock except that if the holders of the Common Stock shall not have elected the remaining directors of the Corporation, then, and only in that event, the directors of the Corporation in office just prior to the election of a majority of the Board of Directors by the holders of the Preferred Stock shall elect the remaining directors of the Corporation. Thereafter, while such default continues and the majority of the Board of Directors is being elected by the holders of the Preferred Stock, the remaining directors, whether elected by directors, as aforesaid, or whether originally or later elected by holders of the Common Stock shall continue in office until their successors are elected by holders of the Common Stock and shall qualify.

    If and when all dividends then in default on the Preferred Stock; then outstanding shall be paid (such dividends to be declared and paid out of any funds legally available therefor as soon as reasonably practicable), the holders of the Preferred Stock shall be divested of any special right with respect to the election of directors, and the voting power of the holders of the Preferred Stock and the holders of the Common Stock shall revert to the status existing before the first dividend payment date on which dividends on the Preferred Stock were not paid in full, but always subject to the same provisions for vesting such special rights in the holders of the Preferred Stock in case of further like defaults in the payment of dividends thereon as described in the immediately foregoing paragraph. Upon termination of any such special voting right upon payment of all accumulated and unpaid dividends on the Preferred Stock, the terms of office of all persons who may have been elected directors of the Corporation by vote of the holders of the Preferred Stock as a class, pursuant to such special voting right shall forthwith terminate, and the resulting vacancies shall be filled by the vote of a majority of the remaining directors.

     In case of any vacancy in the office of a director occurring among the directors elected by the holders of the Preferred Stock, voting separately as a class, the remaining directors elected by the holders of the Preferred Stock, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may elect a successor or successors to hold office for the unexpired term or terms of the director or directors whose place or places shall be vacant. Likewise, in case of any vacancy in the office of a director occurring among the directors not elected by the holders of the Preferred Stock, the remaining directors not elected by the holders of the Preferred Stock, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may elect a successor or successors to hold office for the unexpired term or terms of the director or directors whose place or places shall be vacant.

      Whenever the right shall have accrued to the holders of the Preferred Stock to elect directors, voting separately as a class, it shall be the duty of the President, a Vice-President or the Secretary of the Corporation forthwith to call and cause notice to be given to the shareholders entitled to vote of a meeting to be held at such time as the Corporation's officers may fix, not less than forty-five nor more than sixty days after the accrual of such right, for the purpose of electing directors. The notice so given shall be mailed to each holder of record of preferred stock at his last known address appearing on the books of the Corporation and shall set forth, among other things, (i) that by reason of the fact that dividends payable on preferred stock are in default in an amount equal to four full quarterly payments or more per share, the holders of the Preferred Stock, voting separately as a class, have the right to elect the smallest number of directors necessary to constitute a majority of the full Board of Directors of the Corporation, (ii) that any holder of the Preferred Stock has the right, at any reasonable time, to inspect, and make copies of, the list or lists of holders of the Preferred Stock maintained at the principal office of the
Corporation or at the office of any Transfer Agent of the Preferred Stock, and (iii) either the entirety of this paragraph or the substance thereof with respect to the number of shares of the Preferred Stock required to be represented at any meeting, or adjournment thereof, called for the election of directors of the Corporation. At the first meeting of stockholders held for the purpose of electing directors during such time as the holders of the Preferred Stock shall have the special right, voting separately as a class, to elect directors, the presence in person or by proxy of the holders of a majority of the outstanding
Common Stock shall be required to constitute a quorum of such class for the election of directors, and the presence in person or by proxy of the holders of a majority of the outstanding Preferred Stock shall be required to constitute a quorum of such class for the election of directors; provided, however, that in the absence of a quorum of the holders of the Preferred Stock, no election of directors shall be held, but a majority of the holders of the Preferred Stock who are present in person or by proxy shall have power to adjourn the election of the directors to a date not less than fifteen nor more than fifty days from the giving of the notice of such adjourned meeting hereinafter provided for; and provided, further, that at such adjourned meeting, the presence in person or by proxy of the holders of 35% of the outstanding Preferred Stock shall be required to constitute a quorum of such class for the election of directors. In the event such first meeting of stockholders shall be so adjourned, it shall be the duty of the President, a Vice-President or the Secretary of the Corporation, within ten days from the date on which such first meeting shall have been adjourned, to cause notice of such adjourned meeting to be given to the shareholders entitled to vote thereat, such adjourned meeting to be held not less than fifteen days nor more than fifty days from the giving of such second notice. Such second notice. shall be given in the form and manner hereinabove provided for with respect to the notice required to be given of such first meeting of stockholders, and shall further set forth that a quorum was not present at such first meeting and that the holders of 35% of the outstanding Preferred Stock shall be required to constitute a quorum of such class for the election of directors at such adjourned meeting. If the requisite quorum of holders of the Preferred Stock shall not be present at said adjourned meeting, then the directors of the Corporation then in office shall remain in office until the next Annual Meeting of the Corporation, or special meeting in lieu thereof and until their successors shall have been elected and shall qualify. Neither such first meeting nor such adjourned meeting shall be held on a date within sixty days of the date of the next Annual Meeting of the Corporation, or special meeting in lieu thereof. At each Annual Meeting of the Corporation, or special meeting in lieu thereof, held during such time as the holders of the Preferred
Stock, voting separately as a class. shall have the right to elect a majority of the Board of Directors, the foregoing provisions of this paragraph shall govern each Annual Meeting, or special meeting in lieu thereof, as if said Annual Meeting or special meeting were the first meeting of stockholders held for the purpose of electing directors after the right of the holders of the Preferred Stock, voting separately as a class, to elect a majority of the Board of Directors, should have accrued the exception, that if, at any adjourned annual meeting, or special meeting in lieu thereof, the holders of 35% of the outstanding Preferred Stock are not present in person or by proxy, all the directors shall be elected by a vote of the holders of a majority of the Common Stock of the Corporation present or represented at the meeting.

    (C) So long as any shares of the Preferred Stock are outstanding, the Corporation shall not, without the consent (given by vote at a meeting called for that purpose) of at least two-thirds of the total number of shares of the Preferred Stock then outstanding:

           (1) create, authorize or issue any new stock which, after issuance would rank prior to the Preferred Stock as to dividends, in liquidation, dissolution, winding up or distribution, or create, authorize or issue any security convertible into shares of any such stock except for the purpose of providing funds for the redemption of all of the Preferred Stock then outstanding, such new stock or security not to be issued until such redemption shall have been authorized and notice of such redemption given and the aggregate redemption price deposited as provided in paragraph (G) below; provided, however, that any such new stock or security shall be issued within twelve months after the vote of the Preferred Stock herein provided for authorizing the issuance of such new stock or security; or

           (2) amend, alter, or repeal any of the rights, preferences or powers of the holders of the Preferred Stock so as to affect adversely any such rights, preferences or powers; provided, however, that if such amendment, alteration or repeal affects adversely the rights, preferences or powers of one or more, but not all, series of Preferred Stock at the time outstanding, only the consent of the holders of at least two-thirds of the total number of outstanding shares of all series so affected shall be required; and provided, further, that an amendment to increase or decrease the authorized amount of Preferred Stock or to create or authorize, or increase or decrease the amount of, any class of stock; ranking on a parity with the outstanding shares of the Preferred Stock as to dividends or assets shall not be deemed to affect adversely the rights, preferences or powers of the holders of the Preferred Stock or any series thereof.

      (D) So long as any shares of the Preferred Stock are outstanding, the Corporation shall not, without the consent (given by vote at a meeting called for that purpose) of the holders of a majority of the total number of shares of the Preferred Stock then outstanding:

           (1) merge or consolidate with or into any other corporation or corporations or sell or otherwise dispose of all or substantially all of the assets of the Corporation, unless such merger or consolidation or sale or other disposition, or the exchange, issuance or assumption of all securities to be issued or assumed in connection with any such merger or consolidation or sale or other disposition, shall have been ordered, approved or permitted under the Public Utility Holding Company Act of 1935; or

           (2) issue or assume any unsecured notes, debentures or other securities representing unsecured indebtedness for purposes other than (i) the refunding of outstanding unsecured indebtedness theretofore issued or assumed by the Corporation resulting in equal or longer maturities, or (ii) the reacquisition, redemption or other retirement of all outstanding shares of the Preferred Stock, if immediately after such issue or assumption, the total principal amount of all unsecured notes, debentures or other securities representing unsecured indebtedness issued or assumed by the Corporation, including unsecured indebtedness then to be issued or assumed (but excluding the principal amount then outstanding of any unsecured notes, debentures, or other securities representing unsecured indebtedness having a maturity in excess of ten (10) years and in amount not exceeding 10% of the aggregate of (a) and (b) of this section below) would exceed ten per centum (10%) of the aggregate of (a) the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the Corporation and then to be outstanding, and
     (b) the capital and surplus of the Corporation as then to be stated on the books of account of the Corporation. When unsecured notes, debentures or other securities representing unsecured debt of a maturity in excess of ten (10) years shall become of a maturity of ten (10) years or less, it shall then be regarded as unsecured debt of a maturity of less than ten (10) years and shall be computed with such debt for the purpose of determining the percentage ratio to the sum of (a) and (b) above of unsecured debt of a maturity of less than ten (10) years, and when provision shall have been made, whether through a sinking fund or otherwise, for the retirement, prior to their maturity, of unsecured notes, debentures, or other securities representing unsecured debt of a maturity in excess of ten (10) years, the amount of any such security so required to be retired in less than ten
     (10) years shall be regarded as unsecured debt of a maturity of less than ten (10) years (and not as unsecured debt of a maturity in excess of ten (10) years) and shall be computed with such debt for the purpose of determining the percentage ratio to the sum of (a) and (b) above of unsecured debt of a maturity of less than ten (10) years, provided, however, that the payment due upon the maturity of unsecured debt having an original single maturity in excess of ten (10) years or the payment due upon the latest maturity of any serial debt which had original maturities in excess of ten
     (10) years shall not, for purposes of this provision, be regarded as unsecured debt of a maturity of less than ten
     (10) years until such payment or payments shall be required to be made within three (3) years; furthermore, when unsecured notes, debentures or other securities representing unsecured debt of a maturity of less than ten (10) years shall exceed 10% of the sum of (a) and (b) above, no additional unsecured notes, debentures or other securities representing unsecured debt shall be issued or assumed (except for the purpose set forth in (i) or (ii) above) until such ratio is reduced to 10% of the sum of (a) and (b) above; or

           (3) issue, sell or otherwise dispose of any shares of the Preferred Stock in addition to the 104,476 shares of the Preferred Stock originally authorized, or of any other class of stock ranking on a parity with the Preferred Stock as to dividends or in liquidation, dissolution, winding up or distribution, unless the gross income of the Corporation and Mississippi Power & Light Company, a Florida corporation, for a period of twelve (12) consecutive calendar months within the fifteen (15) calendar months immediately preceding the issuance, sale or disposition of such stock, determined in accordance with generally accepted accounting practices (but in any event after deducting all taxes and the greater of (a) the amount for said period charged by the Corporation and Mississippi Power & Light Company, a Florida corporation, on their books to depreciation expense or (b) the largest amount required to be provided therefor by any mortgage indenture of the Corporation) to be available for the payment of interest, shall have been at least one and one-half times the sum of (i) the annual interest charges on all interest bearing indebtedness of the Corporation and
     (ii) the annual dividend requirements on all outstanding shares of the Preferred Stock and of all other classes of stock ranking prior to, or on a parity with, the Preferred Stock as to dividends or distributions, including the shares proposed to be issued; provided, that there shall be excluded from the foregoing computation interest charges on all indebtedness and dividends on all shares of stock which are to be retired in connection with the issue of such additional shares of the Preferred Stock or other class of stocks ranking prior to, or on a parity with, the Preferred Stock as to dividends or distributions; and provided, further, that in any case where such additional shares of the Preferred Stock, or other class of stock ranking on a parity with the Preferred Stock as to dividends or distributions, are to be issued in connection with the acquisition of additional property, the gross income of the property to be so acquired, computed on the same basis as the gross income of the Corporation, may be included on a pro forma basis in making the foregoing computation; or

           (4) issue, sell, or otherwise dispose of any shares of the Preferred Stock, in addition to the 104,476 shares of the Preferred Stock originally authorized, or of any other class of stock ranking on a parity with the Preferred Stock as to dividends or distributions, unless the aggregate of the capital of the Corporation applicable to the Common Stock and the surplus of the Corporation shall be not less than the aggregate amount payable on the involuntary liquidation, dissolution, or winding up of the Corporation, in respect of all shares of the Preferred Stock and all shares of stock, if any, ranking prior thereto, or on a parity therewith, as to dividends or distributions, which will be outstanding after the issue of the shares proposed to be issued; provided, that if, for the purposes of meeting the requirements of this subparagraph (4), it becomes necessary to take into consideration any earned surplus of the Corporation, the Corporation shall not thereafter pay any dividends on shares of the Common Stock which would result in reducing the Corporation's Common Stock equity (as in paragraph (H) hereinafter defined) to an amount less than the aggregate amount payable, on involuntary liquidation, dissolution or winding up the Corporation, on all shares of the Preferred Stock and of any stock ranking prior to, or on a parity with, the Preferred Stock, as to dividends or other distributions, at the time outstanding.

      (E) Each holder of Common Stock of the Corporation shall be entitled to one vote, in person or by proxy, for each share of such stock standing in his name on the books of the Corporation. Except as hereinbefore expressly provided in this Section Fourth, the holders of the Preferred Stock shall have no power to vote and shall be entitled to no notice of any meeting of the stockholders of the Corporation. As to matters upon which holders of the Preferred Stock are entitled to vote as hereinbefore expressly provided, each holder of such Preferred Stock shall be entitled to one vote, in person or by proxy, for each share of such Preferred Stock standing in his name on the books of the Corporation.

    (F) In the event of any voluntary liquidation, dissolution or winding up of the Corporation, the Preferred Stock, pari passu with all shares of preferred stock of any class or series then outstanding, shall have a preference over the Common Stock until an amount equal to the then current redemption price shall have been paid. In the event of any involuntary liquidation, dissolution or winding up of the Corporation, which shall include any such liquidation, dissolution or winding up which may arise out of or result from the condemnation or purchase of all or a major portion of the properties of the Corporation, by (i) the United States Government or any authority, agency or instrumentality thereof, (ii) a state of the United States or any political subdivision, authority, agency, or instrumentality thereof, or (iii) a district, cooperative or other association or entity not organized for profit, the Preferred Stock, pari passu with all shares of preferred stock of any class or series then outstanding, shall also have a preference over the Common Stock until the full par value thereof and an amount equal to all accumulated and unpaid dividends thereon shall have been paid by dividends or distribution.

     (G) Upon the affirmative vote of a majority of the shares of the issued and outstanding Common Stock at any annual meeting, or any special meeting called for that purpose, the Corporation may at any time redeem all of any series of said Preferred Stock or may from time to time redeem any part thereof, by paying in cash the redemption price then applicable thereto as stated and expressed with respect to such series in the resolution providing for the issue of such shares adopted by the Board of Directors of the Corporation, or in these Restated Articles of Incorporation or any amendment thereof, plus, in each case, an amount equivalent to the accumulated and unpaid dividends, if any, to the date of redemption. Notice of the intention of the Corporation to redeem all or any part of the Preferred Stock shall be mailed not less than thirty (30) days nor more than sixty (60) days before the date of redemption to each holder of record of Preferred Stock to be redeemed, at his post office address as shown by the Corporation's records, and not less than thirty (30) days' nor more than sixty (60) days' notice of such redemption may be published in such manner as may be prescribed by resolution of the Board of Directors of the Corporation; and, in the event of such publication, no defect in the mailing of such notice shall affect the validity of the proceedings for the redemption of any shares of Preferred Stock so to be redeemed. Contemporaneously with the mailing or the publication of such notice as aforesaid or at any time thereafter prior to the date of redemption, the Corporation may deposit the aggregate redemption price (or the portion thereof not already paid in the redemption of such Preferred Stock so to be redeemed) with any bank or trust company in the City of New York, New York, or in the City of Jackson, Mississippi, named in such notice, payable to the order of the record holders of the Preferred Stock so to be redeemed, as the case may be, on the endorsement and surrender of their certificates, and thereupon said holders shall cease to be stockholders with respect to such shares; and from and after the making of such deposit such holders shall have no interest in or claim against the Corporation with respect to said shares, but shall be entitled only to receive such moneys from said bank or trust company, with interest, if any, allowed by such bank or trust company on such moneys deposited as in this paragraph provided, on endorsement and surrender of their certificates, as aforesaid. Any moneys so deposited, plus interest thereon, if any, remaining unclaimed at the end of six years from the date fixed for redemption, if thereafter requested by resolution of the Board of Directors, shall be repaid to the Corporation, and in the event of such repayment to the Corporation, such holders of record of the shares so redeemed as shall not have made claim against such moneys prior to such repayment to the Corporation, shall be deemed to be unsecured creditors of the Corporation for an amount, without interest, equivalent to the amount deposited, plus interest thereon, if any, allowed by such bank or trust company, as above stated, for the redemption of such shares and so paid to the Corporation. Shares of the Preferred Stock which have been redeemed shall not be reissued. If less than all of the shares of the Preferred Stock are to be redeemed, the shares thereof to be redeemed shall be selected by lot, in such manner as the Board of Directors of the Corporation shall determine, by an independent bank or trust company selected for that purpose by the Board of Directors of the Corporation. Nothing herein contained shall limit any legal right of the Corporation to purchase or otherwise acquire any shares of the Preferred Stock; provided, however, that, so long as any shares of the Preferred Stock are outstanding, the Corporation shall not redeem, purchase or otherwise acquire less than all of the shares of the Preferred Stock, if, at the time of such redemption, purchase or other acquisition, dividends payable on the Preferred Stock shall be in default in whole or in part, unless, prior to or concurrently with such redemption, purchase or other acquisition, all such defaults shall be cured or unless such redemption, purchase or other acquisition shall have been ordered, approved or permitted under the Public Utility Holding Company Act of 1935; and provided further that, so long as any shares of the Preferred Stock are outstanding, the Corporation shall not make any payment or set aside any funds for payment into any sinking fund for the purchase or redemption of any shares of the Preferred Stock, if, at the time of such payment, or the setting apart of funds for such payment, dividends payable on the Preferred Stock shall be in default in whole or in part, unless, prior to or concurrently with such payment or the setting apart of funds for such payment, all such defaults shall be cured or unless such payment, or the setting apart of funds for such payment, shall have been ordered, approved or permitted under the Public Utility Holding Company Act of 1935. Any shares of the Preferred Stock so redeemed, purchased or acquired shall retired and cancelled.

      (H) For the purposes of this paragraph (H) and subparagraph
(4) of paragraph (D) the term "Common Stock Equity" shall mean the aggregate of the par value of, or stated capital represented by, the outstanding shares (other than shares owned by the Corporation) of stock ranking junior to the Preferred Stock as to dividends and assets, of the premium on such junior stock and of the surplus (including earned surplus, capital surplus and surplus invested in plant) of the Corporation less (1) any amounts recorded on the books of the Corporation for utility plant and other plant in excess of the original cost thereof, (2) unamortized debt discount and expense, capital stock discount and expense and any other intangible items set forth on the asset side of the balance sheet as a result of accounting convention,
(3) the excess, if any, of the aggregate amount payable on involuntary liquidation, dissolution or winding up of the affairs of the Corporation upon all outstanding preferred stock of the Corporation over the aggregate par or stated value thereof and any premiums thereon and (4) the excess, if any, for the period beginning with January 1, 1954, to the end of the month within ninety (90) days preceding the date as of which Common Stock Equity is determined, of the cumulative amount computed under re quirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (this cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements), over the amount charged by the Corporation and Mississippi Power & Light Company, a Florida corporation, on their books for depreciation during such period, including the final fraction of a year; provided, however, that no deductions shall be required to be made in respect of items referred to in subdivisions (1) and (2) of this paragraph (H) in cases in which such items are being amortized or are provided for, or are being provided for, by reserves. For the purpose of this paragraph (H): (i) the term "total capitalization" shall mean the sum of the Common Stock Equity plus item three (3) in this paragraph (H) and the stated capital applicable to, and any premium on, outstanding stock of the Corporation not included in Common Stock Equity, and the principal amount of all outstanding debt of the Corporation maturing more than twelve months after the date of issue thereof; and (ii) the term "dividends on Common Stock" shall embrace dividends on Common Stock (other than dividends payable only in shares of Common Stock), distributions on, and purchases or other acquisitions for value of, any Common Stock of the Corporation or other stock if any, subordinate to its Preferred Stock. So long as any shares of the Preferred Stock are outstanding, the Corporation shall not declare or pay any dividends on the Common Stock, except as follows:

           (a) If and so long as the Common Stock Equity at the end of the calendar month immediately preceding the date on which a dividend on Common Stock is declared is, or as a result of such dividend would become, less than 20% of total capitalization, the Corporation shall not declare such dividends in an amount which, together with all other dividends on Common Stock paid within the year ending with and including the date on which such dividend is payable, exceeds 50% of the net income of the Corporation available for dividends on the Common Stock for the twelve full calendar months immediately preceding the month in which such dividends are declared, except in an amount not exceeding the aggregate of dividends on Common Stock which under the restrictions set forth above in this subparagraph
     (a) could have been, and have not been, declared; and

           (b) If and so long as the Common Stock Equity at the end of the calendar month immediately preceding the date on which a dividend on Common Stock is declared is, or as a result of such dividend would become, less than 25% but not less than 20% of total capitalization, the Corporation shall not declare dividends on the Common Stock in an amount which, together with all other dividends on Common Stock paid within the year ending with and including the date on which such dividend is payable, exceeds 75% of the net income of the Corporation and Mississippi Power & Light Company, a Florida corporation, available for dividends on the Common Stock for the twelve full calendar months immediately preceding the month in which such dividends are declared, except in an amount not exceeding the aggregate of dividends on Common Stock which under the restrictions set forth above in subparagraph (a) and in this subparagraph (b) could have been and have not been declared; and

           (c) If any time when the Common Stock Equity is 25% or more of total capitalization, the Corporation may not declare dividends on shares of the Common Stock which would reduce the Common Stock Equity below 25% of total capitalization, except to the extent provided in subparagraphs (a) and (b) above.

      At anytime when the aggregate of all amounts credited subsequent to January 1, 1954, to the depreciation reserve account of the Corporation and Mississippi Power & Light Company, a Florida corporation, through charges to operating revenue deductions or otherwise on the books of the Corporation and Mississippi Power & Light Company, a Florida corporation, shall be less than the amount computed as provided in clause (aa) below, under requirements contained in the Corporation's mortgage indentures, then for the purposes of subparagraphs (a) and (b) above, in determining the earnings available for common stock dividends during any twelve-month period, the amount to be provided for depreciation in that period shall be (aa) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation and Mississippi Power & Light Company, a Florida corporation, or the cumulative amount computer under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing co-existing mortgage indenture requirements) for the period from January 1, 1954, to and including said twelve-month period, less
(bb) the greater of the cumulative amount charged to depreciation expense on the books of the Corporation and Mississippi Power & Light Company, a Florida corporation, or the cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions (the latter cumulative amount being the aggregate of the largest amounts separately computed for entire periods of differing coexisting mortgage indenture requirements) from January 1, 1954, up to but excluding said twelve-month period; provided that in the event any company other than Mississippi Power & Light Company, a Florida corporation, is merged into the Corporation the "cumulative amount computed under requirements contained in the Corporation's mortgage indentures relating to minimum depreciation provisions" referred to above shall be computed without regard, for the period prior to the merger, of property acquired in the merger, and the "cumulative amount charged to depreciation expense on the books of the Corporation" shall be exclusive of amounts provided for such property prior to the merger.

      (I) The Board of Directors are hereby expressly authorized by resolution or resolutions to state and express the series and distinctive serial designation of any authorized and unissued shares of Preferred Stock proposed to be issued, the number of shares to constitute each such series, the annual rate or rates of dividends payable on shares of each series together with the dates on which such dividends shall be paid in each year, the date from which such dividends shall commence to accumulate, the amount or amounts payable upon redemption and the sinking fund provisions, if any, for the redemption or purchase of shares.

    (J) Dividends may be paid upon the Common Stock only when (i) dividends have been paid or declared and funds set apart for the payment of dividends as aforesaid on the Preferred Stock from the date(s) after which dividends thereon became cumulative, to the beginning of the period then current, with respect to which such dividends on the Preferred Stock are usually declared, and (ii) all payments have been made or funds have been set aside for payments then or theretofore due under sinking fund provisions, if any, for the redemption or purchase of shares of any series of the Preferred Stock, but whenever (x) there shall have been paid or declared and funds shall have been set apart for the payment of all such dividends upon the Preferred Stock as aforesaid, and
(y) all payments shall have been made or funds shall have been set aside for payments then or theretofore due under sinking fund provisions, if any, for the redemption or purchase of shares of any series of the Preferred Stock, then, subject to the limitations above set forth, dividends upon the Common Stock may be declared payable then or thereafter, out of any net earnings or surplus of assets over liabilities, including capital, then remaining. After the payment of the limited dividends and/or shares in distribution of assets to which the Preferred Stock is expressly entitled in preference to the Common Stock, in accordance with the provisions hereinabove set forth, the Common Stock alone (subject to the rights of any class of stock hereafter authorized) shall receive all further dividends and shares in distribution.

      (K) Subject to the limitations hereinabove set forth the Corporation from time to time may resell any of its own stock, purchased or otherwise acquired by it as hereinafter provided for, at such price as may be fixed by its Board of Directors or Executive Committee.

      (L) Subject to the limitations hereinabove set forth the Corporation in order to acquire funds with which to redeem any outstanding Preferred Stock of any class, may issue and sell stock of any class then authorized but unissued, bonds, notes, evidences of indebtedness, or other securities.

      (M) Subject to the limitations hereinabove set forth the Board of Directors of the Corporation may at any time authorize the conversion or exchange of the whole or any particular share of the outstanding preferred stock of any class with the consent of the holder thereof, into or for stock of any other class at the time of such consent authorized but unissued and may fix the terms and conditions upon which such conversion or exchange may be made; provided that without the consent of the holders of record of two-thirds of the shares of Common Stock outstanding given at a meeting of the holders of the Common Stock called and held as provided by the By-Laws or given in writing without a meeting, the Board of Directors shall not authorize the conversion or exchange of any preferred stock of any class into or for Common Stock or authorize the conversion or exchange of any preferred stock; of any class into or for preferred stock of any other class, if by such conversion or exchange the amount which the holders of the shares of stock so converted or exchanged would be entitled to receive either as dividends or shares in distribution of assets in preference to the Common Stock would be increased.

       (N) A consolidation, merger or amalgamation of the Corporation with or into any other corporation or corporations shall not be deemed a distribution of assets of the Corporation within the meaning of any provisions of these Restated Articles of Incorporation.

      (O) The consideration received by the Corporation from the sale of any additional stock without nominal or par value shall be entered in the Corporation's capital stock account.

      (P) Subject to the limitations hereinabove set forth upon the vote of a majority of all the Directors of the Corporation and of a majority of the total number of shares of stock then issued and outstanding and entitled to vote, irrespective of class (or if the vote of a larger number or different proportion of shares is required by the laws of the State of Mississippi not withstanding the above agreement of the stockholders of the Corporation to the contrary, then upon the vote of the larger number or different proportion of shares so required), the Corporation may from time to time create or authorize one or more other classes of stock with such preferences, designations, rights, privileges, powers, restrictions, limitations and qualifi cations as may be determined by said vote, which may be the same as or different from the preferences, designations, rights, privileges, powers, restrictions, limitations and qualifications of the classes of stock of the Corporation then authorized. Any such vote authorizing the creation of a new class of stock may provide that all moneys payable by the Corporation with respect to any class of stock thereby authorized shall be paid in the money of any foreign country named therein or designated by the Board of Directors, pursuant to authority therein granted, at a fixed rate of exchange with the money of the United States of America therein stated or provided for and all such payments shall be made accordingly. Any such vote may authorize any shares of any class then authorized but unissued to be issued as shares of such new class or classes

     (Q) Subject to the limitations hereinabove set forth, either the Preferred Stock or the Common Stock or both of said classes of stock, may be increased at any time upon vote of the holders of a majority of the total number of shares of the Corporation then issued and outstanding and entitled to vote thereon, irrespective of class.

      (R) If any provisions in this Section Fourth shall be in conflict or inconsistent with any other provisions of these Restated Articles of Incorporation of the Corporation the provisions of this Section Fourth shall prevail and govern.

      FIFTH: The Corporation will not commence business until at least $1,000 has been received by it as consideration for the issuance of shares.

       SIXTH:   Existing  provisions  limiting  or   denying   to
shareholders the preemptive right to acquire additional or treasury shares of the Corporation are:

      No holder of any stock of the Corporation shall be entitled as of right to purchase or subscribe for any part of any unissued stock of the Corporation, or any additional stock of any class to be issued by reason of any increase of the authorized capital stock of the Corporation or of bonds, certificates of indebtedness, debentures, or other securities convertible into stock of the Corporation, but any such unissued stock or any such additional authorized issue of new stock, or of securities convertible into stock, may be issued and disposed of by the Board of Directors without offering to the stockholders then of record, or to any class of stockholders, any thereof on any terms.

      SEVENTH: Existing provisions of the Restated Articles of Incorporation for the regulation of the internal affairs of the Corporation are:

           (a) General authority is hereby conferred upon the Board of Directors to fix the consideration for which shares of stock of the Corporation without nominal or par value may be issued and disposed of, and the shares of stock of the Corporation without nominal or par value, whether authorized by these Restated Articles of Incorporation or by subsequent increase of the authorized number of shares of stock or by amendment of these Restated Articles of Incorporation by consolidation or merger or otherwise, and/or any securities convertible into stock of the Corporation without nominal or par value may be issued and disposed of for such consideration and on such terms and in such manner as may be fixed from time to time by the Board of Directors.

           (b) The issue of the whole, or any part determined by the Board of Directors, of the shares of stock of the Corporation as partly paid, and subject to calls thereon until the whole thereof shall have been paid, is hereby authorized.

           (c) The Board of Directors shall have power to authorize the payment of compensation to the directors for services to the Corporation, including fees for attendance at meetings of the Board of Directors or the Executive
     Committee and all other committees and to determine the amount of such compensation and fees.

           (d) The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost or destroyed and the Board of Directors may, in their discretion, require the owner of the lost or destroyed certificate, or his legal representative, to give bond in such sum as they may direct as indemnity against any claim that may be made against the Corporation, its officers, employees or agents by reason thereof; a new certificate may be issued without requiring any bond when, in the judgment of the directors, it is proper so to do.

           If the Corporation shall neglect or refuse to issue such a new certificate and it shall appear that the owner thereof has applied to the Corporation for a new certificate in place thereof and has made due proof of the loss or destruction thereof and has given such notice of his application for such new certificate on such newspaper of general circulation, published in the State of Mississippi as reasonably should be approved by the Board of Directors, and in such other newspaper as may be required by the Board of Directors, and has tendered to the Corporation adequate security to indemnify the Corporation, its officers employees, or agents, and any person other than such applicant who shall thereafter appear to be the lawful owner of such alleged lost or destroyed certificate against damage, loss or expense because of the issuance of such new certificate, and the effect thereof as herein provided, then, unless there is adequate cause why such new certificate shall not be issued, the Corporation, upon the receipt of said indemnity, shall issue a new certificate of stock in place of such lost or destroyed certificate. In the event that the Corporation shall nevertheless refuse to issue a new certificate as aforesaid, the applicant may then petition any court of competent jurisdiction for relief against the failure of the Corporation to perform its obligations hereunder. In the event that the Corporation shall issue such new certificate, any person who shall thereafter claim any rights under the certificate in place of which such new certificate is issued, whether such new certificate is issued pursuant to the judgment or decree of such court or voluntarily by the Corporation after the publication of notice and the receipt of proof and indemnity as aforesaid, shall have recourse to such indemnity and the Corporation shall be discharged from all liability to such person by reason of such certificate and the shares represented thereby.

          (e) No stockholder shall have any right to inspect any account, book or document of the Corporation, except as conferred by statute or authorized by the directors.

           (f) A director of the Corporation shall not be disqualified by his office from dealing or contracting with the Corporation either as a vendor, purchaser or otherwise, nor shall any transaction or contract of the Corporation be void or voidable by reason of the fact that any director or any firm of which any director is a member or any corporation of which any director is a shareholder, officer or director, is in any way interested in such transaction or contract, provided that such transaction or contract is or shall be authorized, ratified or approved either (1) by a vote of a majority of a quorum of the Board of Directors or the Executive Committee, without counting in such majority or quorum any directors so interested or members of a firm so interested or a shareholder, officer or director of a corporation so interested, or (2) by the written consent, or by vote at a stockholders' meeting of the holders of record of a majority in number of all the outstanding shares of stock of the Corporation entitled to vote; nor shall any director be liable to account to the Corporation for any profits realized by or from or through any such transaction or contract of the Corporation, authorized, ratified or approved as aforesaid by reason of the fact that he or any firm of which he is a member or any corporation of which he is a shareholder, officer or director was interested in such transaction or contract. Nothing herein contained shall create any liability in the events above described or prevent the authorization, ratification or approval of such contract in any other manner provided by law.

          (g) Any director may be removed, whether cause shall be assigned for his removal or not, and his place filled at any meeting of the stockholders by the vote of a majority of the outstanding stock of the Corporation entitled to vote.
     Vacancies in the Board of Directors, except vacancies arising from the removal of directors, shall be filed by the directors remaining in office.

           (h) Any property of the Corporation not essential to the conduct of its corporate business and purposes may be sold, leased, exchanged or otherwise disposed of by authority of its Board of Directors and the Corporation may sell, lease or exchange all of its property and franchises or any of its property, franchises, corporate rights or privileges essential to the conduct of its corporate business and purposes upon the consent of and for such considerations and upon such terms as may be authorized by a majority of the Board of Directors and the holders of a majority of the outstanding shares of stock entitled to vote, expressed in writing or by vote at a meeting called for that purpose in the manner provided by the By-Laws of the Corporation for special meetings of stockholders; and at no time shall any of the plants, properties, easements, franchises (other than corporate franchises) or securities then owned by the Corporation be deemed to be property, franchises, corporate rights or privileges essential to the conduct of the corporate business and purposes of the Corporation.

           Upon the vote or consent of the stockholders required to dissolve the Corporation, the Corporation shall have power, as the attorney and agent of the holders of all of its outstanding stock, to sell, assign and transfer all such stock to a new corporation organized under the laws of the United States, the State of Mississippi or any other state, and to receive as the consideration therefor shares of stock of such new corporation of the several classes into which the stock of the Corporation is then divided, equal in number to the number of shares of stock of the Corporation of said several classes then outstanding, such shares of said new corporation to have the same preferences, voting powers, restrictions and qualifications thereof as may then attach to the classes of stock of the Corporation then outstanding so far as the same shall be consistent with such laws of the United States or of the State of Mississippi or of such other state, except that the whole or any part of such stock or any class thereof may be stock with or without nominal or par value. In order to make effective such a sale, assignment and transfer, the Corporation shall have the right to transfer all its outstanding stock on its books and to issue and deliver new certificates therefor in such names and amounts as such new corporation may direct without receiving for cancellation the certificates for such stock previously issued and then outstanding. Upon completion of such sale, assignment and transfer, the holders of the stock of the Corporation shall have no rights or interests in or against the Corporation except the right, upon surrender of certificates for stock of the Corporation properly endorsed, if required, to receive from the Corporation certificates for shares of stock of such new corporation of the class corresponding to the class of the shares surrendered, equal in number to the number of shares of the stock of the Corporation so surrendered.

           (i) Upon the written assent or pursuant to the affirmative vote in person or by proxy of the holders of a majority in number of the shares then outstanding and entitled to vote, irrespective of class, (1) any or every statute of the State of Mississippi hereafter enacted, whereby the rights, powers or privileges of the Corporation are or may be increased, diminished or in any way affected or whereby the rights, powers or privileges of the stockholders of corporations organized under the law under which the Corporation is organized, are increased, diminished or in any way affected or whereby effect is given to the action taken by any part, less than all, of the stockholders of any such corporation, shall, notwithstanding any provisions which may at the time be contained in these Restated Articles of Incorporation or any law, apply to the Corporation, and shall be binding not only upon the Corporation, but upon every stockholder thereof, to the same extent as if such statute had been in force at the date of the making and filing of these Restated Articles of Incorporation and/or (2) amendments of these Restated Articles of Incorporation authorized at the time of the making of such amendments by the laws of the State of Mississippi may be made.

     EIGHTH: The Restated Articles of Incorporation correctly set forth without change the corresponding provisions of the Articles of Incorporation as heretofore amended and restated, and supersede the original Articles of Incorporation, and all amendments thereto, and prior Restated Articles of Incorporation and all amendments thereto.

     DATED: December 21, 1983.



                         MISSISSIPPI POWER & LIGHT COMPANY



                          By: D. C. LUTKEN

                               Its President

[CORPORATE SEAL]


                         By: F. S. YORK, JR.

                                Its Secretary


STATE OF MISSISSIPPI
COUNTY OF HINDS

    I, Bethel Ferguson, a Notary Public, do hereby certify that on this 21st day of December, 1983, personally appeared before me
D. C. Lutken. who, being by me first duly sworn, declared that he is the President of Mississippi Power & Light Company, that he signed the foregoing document as President of the Corporation, and that the statements therein contained are true.
                                BETHEL FERGUSON
                                  Notary Public

My commission expires July 23, 1987.

                                   [NOTARY'S SEAL]

               RESTATED ARTICLES OF INCORPORATION
                               of
                MISSISSIPPI POWER & LIGHT COMPANY


                    Filing and Recording Data


Restated Articles of Incorporation filed with Secretary of State-
-December 21, 1983

Certificate of Restated Articles of Incorporation issued by Secretary of State--December 21, 1983

Certificate  of Restated Articles of Incorporation  and  Restated
Articles of Incorporation filed for record in the office of the Chancery Clerk of the First Judicial District of Hinds County,
Mississippi, Book 189, Page 624--December 22, 1983.

                MISSISSIPPI POWER & LIGHT COMPANY

      Statement of Resolution Establishing Series of Shares

                        October 25, 1984

      Pursuant to the provisions of Section 79-3-29 of the Mississippi Business Corporation Law, the undersigned Corporation submits the following statement for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The attached resolution establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof was duly adopted by the Board of Directors of the Corporation on October 24, 1984.

        Dated this the 25th day of October, 1984.

                         MISSISSIPPI POWER & LIGHT COMPANY



                         By/s/ William Cavanaugh, III
                              William Cavanaugh, III
                                    President


                         By   /s/ Frank S. York, Jr.
                                Frank S. York, Jr.
                              Senior Vice President,
                              Chief Financial Officer
                                  and Secretary



STATE OF MISSISSIPPI

COUNTY OF MINDS

     I, Joy L. Spears, a Notary Public, do hereby certify that on this October 25, 1984, personally appeared before me William Cavanaugh, III, who, being by me first duly sworn, declared that he is President of Mississippi Power & Light Company, that he executed the foregoing document as President of the Corporation, and that the statements therein contained are true.


                                 /s/ Joy L. Spears
                              Joy L. Spears, Notary Public


My Commission Expires:


   March 30, 1986









STATE OF MISSISSIPPI

COUNTY OF MINDS

     I, Joy L. Spears, a Notary Public, do hereby certify that on this October 25, 1984, personally appeared before me Frank S. York, Jr., who, being by me first duly sworn, declared that he is Senior Vice President, Chief Financial Officer and Secretary of Mississippi Power & Light Company, that he executed the foregoing document as Senior Vice President, Chief Financial Officer and Secretary of the Corporation, and that the statements therein contained are true.


                                 /s/ Joy L. Spears
                              Joy L. Spears, Notary Public




My Commission Expires:


   March 30, 1986


RESOLVED That there is hereby established a series of the Preferred Stock of Mississippi Power & Light Company as follows:

A series of 150,000 shares of the Preferred Stock shall:

     (a)  be designated "16.16% Preferred Stock, Cumulative, $100
Par Value;"

      (b)   have  a dividend rate of $16.16 per share  per  annum
payable quarterly on February 1, May 1, August 1, and November  1 of each year, the first dividend date to be February 1, 1986, and such dividends to be cumulative from the date of issuance;

      (c) be subject to redemption at the price of $116.16 per share if redeemed on or before November 1, 1989, of $112.12 per share if redeemed after November 1, 1989, and on or before November 1, 1994, of $108.08 per share if redeemed after November 1, 1994, and on or before November 1, 1999, and of $104.04 per share if redeemed after November 1, 1999, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; provided, however, that no share of the 16.16% Preferred Stock, Cumulative, $100 Par Value, shall be redeemed prior to November 1, 1989, if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the 16.16% Preferred Stock, Cumulative, $100 Par Value, as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 16.2772% per annum; and

      (d) be subject to redemption as and for a sinking fund as follows: on November 1, 1989 and on each November 1 thereafter (each such date being hereinafter referred to as a "16.16% Sinking Fund Redemption Date"), for so long as any shares of the 16.16% Preferred Stock, Cumulative, $100 Par Value, shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 7,500 shares of the 16.16% Preferred Stock, Cumulative, $100 Par Value, (or the number of shares than outstanding if less than 7,500) at the sinking fund redemption price of $100 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the 16.16% Preferred Stock, Cumulative, $100 Par Value, being hereinafter referred to as the "16.16% Sinking Fund Obligation"); the 16.16% Sinking Fund Obligation shall be cumulative; if on any 16.16% Sinking Fund
Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the 16.16% Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive 16.16% Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any 16.16% Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the 16.16% Sinking Fund Obligation and all other sinking fund and similar obligations than existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the 16.16% Preferred Stock, Cumulative, $100 Par Value (such obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligations"), are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction on its 16.16% Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such 16.16% Sinking Fund Obligation to such Total Sinking Fund Obligation; in addition to the 16.16% Sinking Fund Obligation, the Corporation shall have the option, which shall be noncumulative, to redeem, upon authorization of the Board of Directors, on each 16.16% Sinking Fund Redemption Date, at the aforesaid sinking fund redemption price, up to 7,500 additional shares of the 16.16% Preferred Stock, Cumulative $100 Par Value; the Corporation shall be entitled, at its election, to credit against its 16.16% Sinking Fund Obligation on any 16.16% Sinking Fund Redemption Date any shares of the Preferred Stock, Cumulative, $100 Par Value (including shares of the 16.16% Preferred Stock, Cumulative, $100 Par Value, optionally redeemed at the aforesaid sinking fund price) theretofore redeemed (other than shares of the 16.16% Preferred Stock, Cumulative, $100 Par Value, redeemed pursuant to the 16.16% Sinking Fund Obligation) purchased or otherwise acquired and not previously credited against the 16.16% Sinking Fund Obligation.

                MISSISSIPPI POWER & LIGHT COMPANY

      Statement of Resolution Establishing Series of Shares

                          July 24, 1986

      Pursuant to the provisions of Section 79-3-29 of the Mississippi Code of 1972, the undersigned Corporation submits the following statement for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The attached resolution establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof was duly adopted by the Board of Directors of the Corporation on July 24, 1986.

        Dated this the 24th day of July, 1986.

                         MISSISSIPPI POWER & LIGHT COMPANY



                         By/s/ William Cavanaugh, III
                              William Cavanaugh, III
                                    President


                         By   /s/ Frank S. York, Jr.
                                Frank S. York, Jr.
                              Senior Vice President,
                              Chief Financial Officer
                                  and Secretary



STATE OF MISSISSIPPI

COUNTY OF MINDS

     I, Joseph L. Blount, a Notary Public, do hereby certify that on this July 24, 1986, personally appeared before me William Cavanaugh, III, who, being by me first duly sworn, declared that he is President of Mississippi Power & Light Company, a Mississippi corporation, that he executed the foregoing document as President of the Corporation, and that the statements therein contained are true.


                                 /s/ Joseph L. Blount
                              Joseph L. Blount, Notary Public


My Commission Expires:


   January 20, 1990









STATE OF MISSISSIPPI

COUNTY OF MINDS

     I, Joseph L. Blount, a Notary Public, do hereby certify that on this July 24, 1986, personally appeared before me Frank S. York, Jr., who, being by me first duly sworn, declared that he is Senior Vice President, Chief Financial Officer and Secretary of Mississippi Power & Light Company, a Mississippi corporation, that he executed the foregoing document as Senior Vice President, Chief Financial Officer and Secretary of the Corporation, and that the statements therein contained are true.


                                   /s/ Joseph L. Blount
                              Joseph L. Blount, Notary Public




My Commission Expires:


   January 20, 1990

RESOLVED That there is hereby established a series of the Preferred Stock of Mississippi Power & Light Company as follows:

A series of 350,000 shares of the Preferred Stock shall:

     (a)  be designated "9% Preferred Stock, Cumulative, $100 Par
Value;"

      (b)   have  a  dividend rate of $9.00 per share  per  annum
payable quarterly on February 1, May 1, August 1, and November  1 of each year, the first dividend date to be November 1, 1986, and such dividends to be cumulative from the date of issuance;

      (c) be subject to redemption at the price of $109.00 per share if redeemed on or before July 1, 1991, of $106.75 per share if redeemed after July 1, 1991, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; provided, however, that no share of the 9% Preferred Stock, Cumulative, $100 Par Value, shall be redeemed prior to July 1, 1991, if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the Corporation of stock ranking prior to or on a parity with the 9% Preferred Stock, Cumulative, $100 Par Value, as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 9.9901% per annum; and

      (d) be subject to redemption as and for a sinking fund as follows: on July 1, 1991, and on each July 1 thereafter (each such date being hereinafter referred to as a "9% Sinking Fund Redemption Date"), for so long as any shares of the 9% Preferred Stock, Cumulative, $100 Par Value, shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 70,000 shares of the 9% Preferred Stock, Cumulative, $100 Par Value, (or the number of shares than outstanding if less than 70,000) at the sinking fund redemption price of $100 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the 9% Preferred Stock, Cumulative, $100 Par Value, being hereinafter referred to as the "9% Sinking Fund Obligation"); the 9% Sinking Fund Obligation shall be cumulative; if on any 9.% Sinking Fund Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the 9% Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive 9% Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any 9% Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the 9% Sinking Fund Obligation and all other sinking fund and similar obligations than existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the 9% Preferred Stock, Cumulative, $100 Par Value (such obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligations"), are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction on its 9% Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such 9% Sinking Fund Obligation to such Total Sinking Fund Obligation; the Corporation shall be entitled, at its election, to credit against its 9% Sinking Fund Obligation on any 9% Sinking Fund Redemption Date any shares of the Preferred Stock, Cumulative, $100 Par Value, theretofore redeemed (other than shares of the 9% Preferred Stock, Cumulative, $100 Par Value, redeemed pursuant to the 9% Sinking Fund Obligation) purchased or otherwise acquired and not previously credited against the 9% Sinking Fund Obligation.

                MISSISSIPPI POWER & LIGHT COMPANY

               Statement of Cancellation of Shares

                        September 1, 1986

      Pursuant to the provisions of Section 79-3-133 of the Mississippi Code of 1972, the undersigned Corporation submits the following statement of cancellation of redeemable shares by redemption:

     1. The name of the corporation is Mississippi Power & Light
        Company.

     2. The number of redeemable shares cancelled through redemption is 20,000 shares of 17% preferred stock, cumulative, $100 par value.

     3. The aggregate number of issued shares, itemized by class and series, after giving effect to such cancellation is as follows:

        (a) 6,275,000 shares of common stock, without par value;
        (b) 59,920 shares of 4.36% preferred stock, cumulative, $100 par value;
        (c) 43,888 shares of 4.56% preferred stock, cumulative, $100 par value;
        (d) 100,000 shares of 4.92% preferred stock, cumulative, $100 par value;
        (e) 75,000 shares of 9.16% preferred stock, cumulative, $100 par value;
        (f) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
        (g) 180,000 shares of 17% preferred stock, cumulative, $100 par value;
        (h) 100,000 shares of 14.75% preferred stock, cumulative, $100 par value;
        (i) 100,000 shares of 12% preferred stock, cumulative, $100 par value;
        (j) 150,000 shares of 16.16% preferred stock, cumulative, $100 par value;
        (k) 350,000 shares of 9% preferred stock, cumulative, $100 par value;

     4. The amount, expressed in dollars, of the stated capital of the Corporation, after giving effect to such cancellation is $270,205,800.00.

     5. The Restated Articles of Incorporation of the
        Corporation provide that the cancelled shares shall not be reissued, and the number of shares which the Corporation has authority to issue, itemized by class, after giving effect to such cancellation, is as follows:

        (a) 15,000,000 shares of common stock, without par value, 6,275,000 of such shares being issued and outstanding at the date hereof; and
        (b) 1,984,476 shares of preferred stock, 1,258,808 shares of which are issued and outstanding as outlined above.

        Dated this the 10th day of December, 1986.

                         MISSISSIPPI POWER & LIGHT COMPANY

                         By   /s/ Frank S. York, Jr.
                                  Frank S. York, Jr.
                               Senior Vice President,
                              Chief Financial Officer
                                   and Secretary

                         By        /s/ A. H. Mapp
                                     A. H. Mapp
                               Assistant Secretary and
                                 Assistant Treasurer

STATE OF MISSISSIPPI

COUNTY OF MINDS

     I, Joy L. Spears, a Notary Public, do hereby certify that on this 10th day of December, 1986, personally appeared before me Frank S. York, Jr., who, being by me first duly sworn, declared that he is Senior Vice President, Chief Financial Officer and Secretary of Mississippi Power & Light Company, a Mississippi corporation, that he executed the foregoing document as Senior Vice President, Chief Financial Officer and Secretary of the Corporation, and that the statements therein contained are true.

                                 /s/ Joy L. Spears
                              Joy L. Spears, Notary Public
My Commission Expires:

________________________


STATE OF MISSISSIPPI

COUNTY OF MINDS

     I, Joy L. Spears, a Notary Public, do hereby certify that on this 10th day of December, 1986, personally appeared before me A.
H. Mapp, who, being by me first duly sworn, declared that he is Assistant Secretary and Assistant Treasurer of Mississippi Power & Light Company, a Mississippi corporation, that he executed the foregoing document as Senior Vice President, Chief Financial Officer and Secretary of the Corporation, and that the statements therein contained are true.

                                 /s/ Joy L. Spears
                              Joy L. Spears, Notary Public

My Commission Expires:

________________________

                MISSISSIPPI POWER & LIGHT COMPANY

               Statement of Cancellation of Shares

                        November 1, 1986

      Pursuant to the provisions of Section 79-3-133 of the Mississippi Code of 1972, the undersigned Corporation submits the following statement of cancellation of redeemable shares by redemption:

     1. The name of the corporation is Mississippi Power & Light
        Company.

     2. The number of redeemable shares cancelled through redemption is 180,000 shares of 17% preferred stock, cumulative, $100 par value.

     3. The aggregate number of issued shares, itemized by class and series, after giving effect to such cancellation is as follows:

        (a) 6,275,000 shares of common stock, without par value;
        (b) 59,920 shares of 4.36% preferred stock, cumulative, $100 par value;
        (c) 43,888 shares of 4.56% preferred stock, cumulative, $100 par value;
        (d) 100,000 shares of 4.92% preferred stock, cumulative, $100 par value;
        (e) 75,000 shares of 9.16% preferred stock, cumulative, $100 par value;
        (f) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
        (g) 100,000 shares of 14.75% preferred stock, cumulative, $100 par value;
        (h) 100,000 shares of 12% preferred stock, cumulative, $100 par value;
        (i) 150,000 shares of 16.16% preferred stock, cumulative, $100 par value;
        (j) 350,000 shares of 9% preferred stock, cumulative, $100 par value;

     4. The amount, expressed in dollars, of the stated capital of the Corporation, after giving effect to such cancellation is $252,205,800.00.

     5. The Restated Articles of Incorporation of the
        Corporation provide that the cancelled shares shall not be reissued, and the number of shares which the Corporation has authority to issue, itemized by class, after giving effect to such cancellation, is as follows:

        (a) 15,000,000 shares of common stock, without par value, 6,275,000 of such shares being issued and outstanding at the date hereof; and
        (b) 1,804,476 shares of preferred stock, 1,078,808 shares of which are issued and outstanding as outlined above.

        Dated this the 10th day of December, 1986.

                         MISSISSIPPI POWER & LIGHT COMPANY

                         By   /s/ Frank S. York, Jr.
                                  Frank S. York, Jr.
                               Senior Vice President,
                              Chief Financial Officer
                                   and Secretary

                         By        /s/ A. H. Mapp
                                     A. H. Mapp
                               Assistant Secretary and
                                 Assistant Treasurer


STATE OF MISSISSIPPI

COUNTY OF MINDS

     I, Joy L. Spears, a Notary Public, do hereby certify that on this 10th day of December, 1986, personally appeared before me Frank S. York, Jr., who, being by me first duly sworn, declared that he is Senior Vice President, Chief Financial Officer and Secretary of Mississippi Power & Light Company, a Mississippi corporation, that he executed the foregoing document as Senior Vice President, Chief Financial Officer and Secretary of the Corporation, and that the statements therein contained are true.

                                 /s/ Joy L. Spears
                              Joy L. Spears, Notary Public

My Commission Expires:

________________________


STATE OF MISSISSIPPI

COUNTY OF MINDS

     I, Joy L. Spears, a Notary Public, do hereby certify that on this 10th day of December, 1986, personally appeared before me A.
H. Mapp, who, being by me first duly sworn, declared that he is Assistant Secretary and Assistant Treasurer of Mississippi Power & Light Company, a Mississippi corporation, that he executed the foregoing document as Senior Vice President, Chief Financial Officer and Secretary of the Corporation, and that the statements therein contained are true.

                                 /s/ Joy L. Spears
                              Joy L. Spears, Notary Public

My Commission Expires:

________________________

                MISSISSIPPI POWER & LIGHT COMPANY

               Statement of Cancellation of Shares

                        November 1, 1986

      Pursuant to the provisions of Section 79-3-133 of the Mississippi Code of 1972, the undersigned Corporation submits the following statement of cancellation of redeemable shares by redemption:

     1. The name of the corporation is Mississippi Power & Light
        Company.

     2. The number of redeemable shares cancelled through redemption is 100,000 shares of 14.75% preferred stock, cumulative, $100 par value.

     3. The aggregate number of issued shares, itemized by class and series, after giving effect to such cancellation is as follows:

        (a) 6,275,000 shares of common stock, without par value;
        (b) 59,920 shares of 4.36% preferred stock, cumulative, $100 par value;
        (c) 43,888 shares of 4.56% preferred stock, cumulative, $100 par value;
        (d) 100,000 shares of 4.92% preferred stock, cumulative, $100 par value;
        (e) 75,000 shares of 9.16% preferred stock, cumulative, $100 par value;
        (f) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
        (g) 100,000 shares of 12% preferred stock, cumulative, $100 par value;
        (h) 150,000 shares of 16.16% preferred stock, cumulative, $100 par value;
        (i) 350,000 shares of 9% preferred stock, cumulative, $100 par value;

     4. The amount, expressed in dollars, of the stated capital of the Corporation, after giving effect to such cancellation is $242,205,800.00.

     5. The Restated Articles of Incorporation of the
        Corporation provide that the cancelled shares shall not be reissued, and the number of shares which the Corporation has authority to issue, itemized by class, after giving effect to such cancellation, is as follows:

        (a) 15,000,000 shares of common stock, without par value, 6,275,000 of such shares being issued and outstanding at the date hereof; and
        (b) 1,704,476 shares of preferred stock, 978,808 shares of which are issued and outstanding as outlined above.

        Dated this the 10th day of December, 1986.

                         MISSISSIPPI POWER & LIGHT COMPANY

                         By   /s/ Frank S. York, Jr.
                                  Frank S. York, Jr.
                               Senior Vice President,
                              Chief Financial Officer
                                   and Secretary

                         By        /s/ A. H. Mapp
                                     A. H. Mapp
                               Assistant Secretary and
                                 Assistant Treasurer


STATE OF MISSISSIPPI

COUNTY OF MINDS

     I, Joy L. Spears, a Notary Public, do hereby certify that on this 10th day of December, 1986, personally appeared before me Frank S. York, Jr., who, being by me first duly sworn, declared that he is Senior Vice President, Chief Financial Officer and Secretary of Mississippi Power & Light Company, a Mississippi corporation, that he executed the foregoing document as Senior Vice President, Chief Financial Officer and Secretary of the Corporation, and that the statements therein contained are true.

                                 /s/ Joy L. Spears
                              Joy L. Spears, Notary Public

My Commission Expires:

________________________


STATE OF MISSISSIPPI

COUNTY OF MINDS

     I, Joy L. Spears, a Notary Public, do hereby certify that on this 10th day of December, 1986, personally appeared before me A.
H. Mapp, who, being by me first duly sworn, declared that he is Assistant Secretary and Assistant Treasurer of Mississippi Power & Light Company, a Mississippi corporation, that he executed the foregoing document as Senior Vice President, Chief Financial Officer and Secretary of the Corporation, and that the statements therein contained are true.

                                 /s/ Joy L. Spears
                              Joy L. Spears, Notary Public

My Commission Expires:

________________________

                MISSISSIPPI POWER & LIGHT COMPANY

      Statement of Resolution Establishing Series of Shares

                        January 13, 1987

      Pursuant to the provisions of Section 79-3-29 of the Mississippi Code of 1972, the undersigned Corporation submits the following statement for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The attached resolution establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof was duly adopted by the Board of Directors of the Corporation on January 13, 1987.

        Dated this the 13th day of January, 1987.

                         MISSISSIPPI POWER & LIGHT COMPANY



                         By      /s/ D. C. Lutken
                                   D. C. Lutken
                              President, Chairman of
                               the Board and Chief
                                Executive Officer


                         By      /s/ G. A. Goff
                                   G. A. Goff
                               Senior Vice President,
                              Chief Financial Officer
                                  and Secretary



STATE OF MISSISSIPPI

COUNTY OF MINDS

     I, Joy L. Spears, a Notary Public, do hereby certify that on this January 13, 1987, personally appeared before me D. C.
Lutken, who, being by me first duly sworn, declared that he is President, Chairman of the Board and Chief Executive Officer of Mississippi Power & Light Company, a Mississippi corporation, that he executed the foregoing document as President, Chairman of the Board and Chief Executive Officer of the Corporation, and that the statements therein contained are true.


                                 /s/ Joy L. Spears
                              Joy L. Spears, Notary Public


My Commission Expires:


________________________









STATE OF MISSISSIPPI

COUNTY OF MINDS

     I, Joy L. Spears, a Notary Public, do hereby certify that on this January 13, 1987, personally appeared before me G. A. Goff, who, being by me first duly sworn, declared that he is Senior Vice President, Chief Financial Officer and Secretary of Mississippi Power & Light Company, a Mississippi corporation, that he executed the foregoing document as Senior Vice President, Chief Financial Officer and Secretary of the Corporation, and that the statements therein contained are true.


                                 /s/ Joy L. Spears
                              Joy L. Spears, Notary Public




My Commission Expires:


________________________

RESOLVED That there is hereby established a series of the Preferred Stock of Mississippi Power & Light Company as follows:

A series of 350,000 shares of the Preferred Stock shall:

      (a)  be designated "9.76% Preferred Stock, Cumulative, $100
Par Value;"

      (b)   have  a  dividend rate of $9.76 per share  per  annum
payable quarterly on February 1, May 1, August 1, and November  1 of each year, the first dividend date to be May 1, 1987, and such dividends to be cumulative from the date of issuance;

      (c) be subject to redemption at the price of $109.76 per share if redeemed on or before January 1, 1988, of $108.68 per share if redeemed after January 1, 1988, and on or before January 1, 1989, of $107.60 per share if redeemed after January 1, 1989,, and on or before January 1, 1990, of $106.51 per share if redeemed after January 1, 1990, and on or before January 1, 1991, of $105.43 per share if redeemed after January 1, 1991, and on or before January 1, 1992, of $104.34 per share if redeemed after January 1, 1992, and on or before January 1, 1993, of $103.26 per share if redeemed after January 1, 1993, and on or before January 1, 1994, of $102.17 per share if redeemed after January 1, 1994, and on or before January 1, 1995, of $101.09 per share if redeemed after January 1, 1995, and on or before January 1, 1996, and of $100.00 per share if redeemed after January 1, 1996, in each case plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption; provided, however, that no share of the 9.76% Preferred Stock, Cumulative, $100 Par Value, shall be redeemed prior to January 1, 1992, if such redemption is for the purpose or in anticipation of refunding such share through the use, directly or indirectly, of funds borrowed by the Corporation, or through the use, directly or indirectly, of funds derived through the issuance by the
Corporation of stock ranking prior to or on a parity with the 9.76% Preferred Stock, Cumulative, $100 Par Value, as to dividends or assets, if such borrowed funds have an effective interest cost to the Corporation (computed in accordance with generally accepted financial practice) or such stock has an effective dividend cost to the Corporation (so computed) of less than 9.9165% per annum; and

      (d) be subject to redemption as and for a sinking fund as follows: on January 1, 1993, and on each January 1 thereafter (each such date being hereinafter referred to as a "9.76% Sinking Fund Redemption Date"), for so long as any shares of the 9.76% Preferred Stock, Cumulative, $100 Par Value, shall remain outstanding, the Corporation shall redeem, out of funds legally available therefor, 70,000 shares of the 9.76% Preferred Stock, Cumulative, $100 Par Value, (or the number of shares than outstanding if less than 70,000) at the sinking fund redemption price of $100 per share plus, as to each share so redeemed, an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date of redemption (the obligation of the Corporation so to redeem the shares of the 9.76% Preferred Stock, Cumulative, $100 Par Value, being hereinafter referred to as the "9.76% Sinking Fund Obligation"); the 9.76% Sinking Fund Obligation shall be cumulative; if on any 9.76% Sinking Fund
Redemption Date, the Corporation shall not have funds legally available therefor sufficient to redeem the full number of shares required to be redeemed on that date, the 9.76% Sinking Fund Obligation with respect to the shares not redeemed shall carry forward to each successive 9.76% Sinking Fund Redemption Date until such shares shall have been redeemed; whenever on any 9.76% Sinking Fund Redemption Date, the funds of the Corporation legally available for the satisfaction of the 9.76% Sinking Fund Obligation and all other sinking fund and similar obligations than existing with respect to any other class or series of its stock ranking on a parity as to dividends or assets with the 9.76% Preferred Stock, Cumulative, $100 Par Value (such obligation and obligations collectively being hereinafter referred to as the "Total Sinking Fund Obligations"), are insufficient to permit the Corporation to satisfy fully its Total Sinking Fund Obligation on that date, the Corporation shall apply to the satisfaction on its 9.76% Sinking Fund Obligation on that date that proportion of such legally available funds which is equal to the ratio of such 9.76% Sinking Fund Obligation to such Total Sinking Fund Obligation; the Corporation shall be entitled, at its election, to credit against its 9.76% Sinking Fund Obligation on any 9.76% Sinking Fund Redemption Date any shares of the Preferred Stock, Cumulative, $100 Par Value, theretofore redeemed (other than shares of the 9.76% Preferred Stock,
Cumulative, $100 Par Value, redeemed pursuant to the 9.76% Sinking Fund Obligation) purchased or otherwise acquired and not previously credited against the 9.76% Sinking Fund Obligation.

FURTHER RESOLVED That the officers of the Company are hereby authorized and directed to execute, file, publish and record all such statements and other documents, and to do and perform all such other and further acts and things, as in the judgment of the officer or officers taking such action may be necessary or desirable for the purpose of causing the immediately preceding resolution to become fully effective and of causing said resolution to become and constitute an amendment of the Restated Articles of Incorporation of the Company, all in the manner and to the extent required by the Mississippi Business Corporation Law.

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                 Section 79-4-6.31 (Supp. 1987)

                          March 8, 1988

      The undersigned corporation, pursuant to Section 79-4-6.31 of the Mississippi Code of 1972, as amended, submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 5,000 shares of 12% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:
        (a)15,000,000 shares of common stock, without par value, 6,275,000 of such shares being issued and outstanding at the date hereof; and
        (b)1,699,476 shares of preferred stock, 1,323,808 shares of which are issued and outstanding in the following series:
            (i) 59,920 shares of 4.36% preferred stock, cumulative, $100 par value;
            (ii) 43,888 shares of 4.56% preferred stock, cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv) 75,000 shares of 9.16% preferred stock, cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  95,000 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 150,000 shares of 16.16% preferred stock,
                  cumulative, $100 par value;
            (viii)350,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (ix) 350,000 shares of 9.76% preferred stock, cumulative, $100 par value; and

        Dated this the 8th day of March, 1988.

                         MISSISSIPPI POWER & LIGHT COMPANY

                         By      /s/ G. A. Goff
                                   G. A. Goff
                               Senior Vice President,
                              Chief Financial Officer
                                  and Secretary

                         By      /s/ J. R. Martin
                                   J. R. Martin
                              Treasurer and Assistant
                                     Secretary

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                 Section 79-4-6.31 (Supp. 1988)

                        January 19, 1989

      The undersigned corporation, pursuant to Section 79-4-6.31 of the Mississippi Code of 1972, as amended, submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 1,500 shares of 12% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 7,579,400 of such shares being issued and outstanding at the date hereof; and
        (b)1,699,476 shares of preferred stock, 1,323,808 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  93,500 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 150,000 shares of 16.16% preferred stock,
                  cumulative, $100 par value;
            (viii)350,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (ix) 350,000 shares of 9.76% preferred stock, cumulative, $100 par value; and

        Dated this the 19th day of January, 1989.


                         MISSISSIPPI POWER & LIGHT COMPANY


                         By      /s/ G. A. Goff
                                   G. A. Goff
                               Senior Vice President,
                              Chief Financial Officer
                                  and Secretary

           REGISTERED AGENT/OFFICE STATEMENT OF CHANGE
                     (Mark appropriate box)


             X DOMESTIC               X PROFIT

               FOREIGN                  NONPROFIT


1.   Name of Corporation:
          Mississippi Power & Light Company

                                  Federal Tax ID:  64-0205830

2.   Current street address of registered office:
          308 East Pearl Street
          Jackson, Mississippi  39201

3.   New street address of registered office:  (No change)


4.   Name of current registered agent:
          Donald C. Lutken or Robert C. Grenfell

5.   Name of new registered agent:
          Michael B. Bemis or Robert C. Grenfell

6.   (Mark appropriate box)
     (X) The undersigned hereby accepts designation as registered agent for service of process.

               /s/ Michael B. Bemis
               /s/ Robert C. Grenfell

     ( )  Statement of written consent if attached.

7. ( ) Nonprofit. The street address of the registered office and the street address of the principal office of its registered
                     agent will be identical.
     (X)  Profit.    The street address of the registered
office and the street address of the
                     business office of its registered agent
                     will be identical.

8. The corporation has been notified of the change of registered office.

          Mississippi Power & Light Company
             Corporate Name



By:   Michael B. Bemis, President and COO  /s/ Michael B. Bemis
        PRINTED NAME/CORPORATE TITLE              SIGNATURE

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                 Section 79-4-6.31 (Supp. 1988)

                         March 30, 1989

      The undersigned corporation, pursuant to Section 79-4-6.31 of the Mississippi Code of 1972, as amended, submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 8,500 shares of 12% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 7,579,400 of such shares being issued and outstanding at the date hereof; and
        (b)1,699,476 shares of preferred stock, 1,323,808 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  85,000 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 150,000 shares of 16.16% preferred stock,
                  cumulative, $100 par value;
            (viii)350,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (ix) 350,000 shares of 9.76% preferred stock, cumulative, $100 par value; and

        Dated this the 30th day of March, 1989.



                         MISSISSIPPI POWER & LIGHT COMPANY


                         By      /s/ G. A. Goff
                                   G. A. Goff
                               Senior Vice President,
                              Chief Financial Officer
                                  and Secretary

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                 Section 79-4-6.31 (Supp. 1988)

                         March 30, 1989

      The undersigned corporation, pursuant to Section 79-4-6.31 of the Mississippi Code of 1972, as amended, submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 5,800 shares of 12% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 7,579,400 of such shares being issued and outstanding at the date hereof; and
        (b)1,692,176 shares of preferred stock, 1,316,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  87,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 150,000 shares of 16.16% preferred stock,
                  cumulative, $100 par value;
            (viii)350,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (ix) 350,000 shares of 9.76% preferred stock, cumulative, $100 par value; and

        Dated this the 30th day of March, 1989.


                         MISSISSIPPI POWER & LIGHT COMPANY


                         By      /s/ G. A. Goff
                                   G. A. Goff
                               Senior Vice President,
                              Chief Financial Officer
                                  and Secretary

                     ARTICLES OF CORRECTION
                     (Mark appropriate box)


            X  PROFIT                   NONPROFIT


The undersigned corporation, pursuant to Section 79-4-1.24 (if  a
profit   corporation)  or  Section  79-11-113  (if  a   nonprofit
corporation) of the Mississippi Code of 1972, as amended, hereby executes the following document and sets forth:

1.   The name of the corporation is:
          Mississippi Power & Light Company

2.   (Mark appropriate box.)
     (X) The document to be corrected is Articles of Amendment which became effective on March 31, 1989 (date).

     ( )  A copy of the document to be corrected is attached.

3. The aforesaid articles contain the following incorrect statement:
          See Attachment "A"

4. a. The reason such statement is incorrect is: The reduction in the number of shares of the class and series referred to in attachment A was incorrectly states as 8,500, and should have been 5,800, which incorrect statement is a component of certain other statements made in the Articles of Amendment, all as reflected in attachment "A".

     or

     b. The manner in which the execution of such document was defective was:

5. The correction is as follows: Attachment "B", a new executed form of Articles of Amendment, is substituted in its entirety for the Articles of Amendment referred to above.

6. The certificate of correction shall become effective on March 31, 1989.


By: Mississippi Power & Light Company          /s/ G. A. Goff
      printed name/corporation title            G. A. Goff
                                        Senior Vice President,
                                        Chief Financial Officer
                                             and Secretary

                         ATTACHMENT "A"


      The following incorrect statements were included in the Articles of Amendment under Miss. Code Ann. Section 74-4-6.31
(Supp. 1988) dated March 30, 1989:

      1. Paragraph 2 thereof provided as follows: "The reduction in the number of authorized shares, itemized by class and series, is 8,500 shares of 12% Preferred
          Stock, Cumulative, $100 par value."

      2. Paragraph 3(b) provided in part as follows: "1,699,476 shares of preferred stock, 1,323,808 shares of which are issued and outstanding in the following series:

         (vi) 85,000 shares of 12% preferred stock, cumulative, $100 par value;

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                 Section 79-4-6.31 (Supp. 1988)

                        November 2, 1989

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (Supp. 1988), submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 90,000 shares of 16.16% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 7,579,400 of such shares being issued and outstanding at the date hereof; and
        (b)1,602,176 shares of preferred stock, 1,226,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $200 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  87,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 60,000 shares of 16.16% preferred stock,
                  cumulative, $100 par value;
            (viii)350,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (ix) 350,000 shares of 9.76% preferred stock, cumulative, $100 par value; and

        Dated this the 2nd day of November, 1989.

                         MISSISSIPPI POWER & LIGHT COMPANY


                         By      /s/ G. A. Goff
                                   G. A. Goff
                               Senior Vice President,
                              Chief Financial Officer
                                  and Secretary

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1972)

                         March 28, 1990

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1972), submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 10,000 shares of 12.009% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 7,579,400 of such shares being issued and outstanding at the date hereof; and
        (b)1,592,176 shares of preferred stock, 1,216,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $200 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  77,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 60,000 shares of 16.16% preferred stock,
                  cumulative, $100 par value;
            (viii)350,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (ix) 350,000 shares of 9.76% preferred stock, cumulative, $100 par value; and

        Dated this the 30th day of March, 1990.


                         MISSISSIPPI POWER & LIGHT COMPANY


                         By      /s/ G. A. Goff
                                   G. A. Goff
                               Senior Vice President,
                              Chief Financial Officer
                                  and Secretary

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1972)

                        November 2, 1990

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1972), submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 15,000 shares of 16.16% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 7,579,400 of such shares being issued and outstanding at the date hereof; and
        (b)1,577,176 shares of preferred stock, 1,201,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  77,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 45,000 shares of 16.16% preferred stock,
                  cumulative, $100 par value;
            (viii)350,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (ix) 350,000 shares of 9.76% preferred stock, cumulative, $100 par value; and

        Dated this the 2nd day of November, 1990.

                         MISSISSIPPI POWER & LIGHT COMPANY


                         By      /s/ G. A. Goff
                                   G. A. Goff
                               Senior Vice President,
                              Chief Financial Officer
                                  and Secretary

           [Letterhead of Wise Carter Child & Caraway]


                         March 26, 1991


Ms. Sylvia Jacobs
Branch Supervisor-Corporations Business Services
Secretary of State of State of Mississippi
202 North Congress Street, Suite 601
Jackson, MS  39205


Re:  Mississippi Power & Light Company
     Articles of Amendment

Dear Ms. Jacobs:

      I received your Notice of Return regarding the Articles of Amendment we recently filed for Mississippi Power & Light Company under Section 79-4-6.31 of the Mississippi Code. Your Notice of Return states that we must use Form C-3 provided in the Guide for Domestic Corporations published by the Mississippi Secretary of State.

      I draw your attention to the fact that the Articles of Amendment we are filing are being filed under Section 79-4-6.31
(1989) of the Mississippi Code, and not Section 79-4-10.06. I agree that if we were filing Articles of Amendment under Section 79-4-10.06, the proper form to use would be Form C-3 provided by the Mississippi Secretary of State. However, the Articles of Amendment we are filing are being filed only because stock was redeemed by the corporation and is now being cancelled.

      We have used the form enclosed with this letter numerous times in the past to file Articles of Amendment pursuant to
Section 79-4-6.31, after consultation with Ray Bailey. It is my opinion that the form for the standard Articles of Amendment would not be appropriate for the type of amendment we are filing, and there is no place on the form to provide the information required under Section 79-4-6.31. Accordingly, I am returning our duplicate originals of the Articles of Amendment and request that you file one among the records in your office, and return the conformed copy, marked "Filed," to my attention at the above address.

      If you have any questions, please feel free to call at the above direct dial number.


                         Very truly yours,


                            /s/ J. Michael Cockrell
                              J. Michael Cockrell

DMC/st
Enclosure

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1989)

                         March 18, 1991

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1989), submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is (a) 80 shares of 4.36% preferred stock, cumulative, $100 par value; (b) 588 shares of 4.56% preferred stock, cumulative, $100 par value; and (c) 10,000 shares of 12% preferred stock, cumulative, $100 par value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 7,579,400 of such shares being issued and outstanding at the date hereof; and
        (b)1,566,508 shares of preferred stock, 1,191,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  67,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 45,000 shares of 16.16% preferred stock,
                  cumulative, $100 par value;
            (viii)350,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (ix) 350,000 shares of 9.76% preferred stock, cumulative, $100 par value; and

        Dated this the 18th day of March, 1991.

                         MISSISSIPPI POWER & LIGHT COMPANY


                         By      /s/ G. A. Goff
                                   G. A. Goff
                               Senior Vice President,
                              Chief Financial Officer
                                  and Secretary

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1989)

                          July 12, 1991

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1989), submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 70,000 shares of 9.00% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 7,579,400 of such shares being issued and outstanding at the date hereof; and
        (b)1,496,508 shares of preferred stock, 1,121,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  67,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 45,000 shares of 16.16% preferred stock,
                  cumulative, $100 par value;
            (viii)280,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (ix) 350,000 shares of 9.76% preferred stock, cumulative, $100 par value; and

        Dated this the 12th day of July, 1991.



                         MISSISSIPPI POWER & LIGHT COMPANY


                         By      /s/ A. H. Mapp
                                     A. H. Mapp
                              Assistant Treasurer and
                                 Assistant Secretary

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1989)

                        November 19, 1991

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1989), submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 15,000 shares of 16.16% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 7,579,400 of such shares being issued and outstanding at the date hereof; and
        (b)1,481,508 shares of preferred stock, 1,106,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  67,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 30,000 shares of 16.16% preferred stock,
                  cumulative, $100 par value;
            (viii)280,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (ix) 350,000 shares of 9.76% preferred stock, cumulative, $100 par value; and

        Dated this the 19th day of November, 1991.


                         MISSISSIPPI POWER & LIGHT COMPANY


                         By      /s/ A. H. Mapp
                                     A. H. Mapp
                              Assistant Treasurer and
                                 Assistant Secretary

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1989)

                         March 13, 1992

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1989), submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 10,000 shares of 12% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 7,579,400 of such shares being issued and outstanding at the date hereof; and
        (b)1,471,508 shares of preferred stock, 1,096,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  57,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 30,000 shares of 16.16% preferred stock,
                  cumulative, $100 par value;
            (viii)280,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (ix) 350,000 shares of 9.76% preferred stock, cumulative, $100 par value; and

        Dated this the 13th day of March, 1992.



                         MISSISSIPPI POWER & LIGHT COMPANY


                         By      /s/ A. H. Mapp
                         Title:    Assistant Secretary

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1989)

                          July 15, 1992

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1989), submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 70,000 shares of 9.00% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 8,666,357 of such shares being issued and outstanding at the date hereof; and
        (b)1,401,508 shares of preferred stock, 1,026,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  57,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 30,000 shares of 16.16% preferred stock,
                  cumulative, $100 par value;
            (viii)210,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (ix) 350,000 shares of 9.76% preferred stock, cumulative, $100 par value; and

        Dated this the 15th day of July, 1992.



                         MISSISSIPPI POWER & LIGHT COMPANY


                         By      /s/ A. H. Mapp
                         Title:    Assistant Secretary

                MISSISSIPPI POWER & LIGHT COMPANY

         Articles of Amendment - Statement of Resolution
                  Establishing Series of Shares

                        October 22, 1992

      Pursuant to the provisions of Section 79-4-6.02(d) of the Mississippi Code of 1972 (Supp. 1989), Mississippi Power & Light Company submits the following statement for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The attached resolution establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof was duly adopted by the Board of Directors of the Corporation on October 22, 1992.

        Dated this the 22nd day of October, 1992.

                         MISSISSIPPI POWER & LIGHT COMPANY


                         By       /s/ A. H. Mapp
                                  Allan H. Mapp
                              Assistant Secretary and
                                 Assistant Treasurer

                MISSISSIPPI POWER & LIGHT COMPANY
            Excerpts from the minutes of the Meeting
       of the Board of Directors held on October 22, 1992

RESOLVED That there is hereby established a series of the Preferred Stock of Mississippi Power & Light Company as follows:

A series of 200,000 shares of the Preferred Stock shall:

       (a)    be  designated  as  the  "8.36%  Preferred   Stock,
Cumulative, $100 Par Value";

      (b) have a dividend rate of $8.36 per share per annum payable quarterly on February 1, May 1, August 1, and November 1 of each year, the first dividend date to be February 1, 1993, and such dividends to be cumulative from the date of issuance; and

     (c) be subject to redemption at the price of $100 par share plus an amount equivalent to the accumulated and unpaid dividends thereon, if any, to the date fixed for redemption (except that no share of the 8.36% Preferred Stock shall be redeemed on or before October 1, 1997).

FURTHER RESOLVED That the officers of the Company are hereby authorized and directed to execute, file and publish and record all such statements and other documents, and to do and perform all such other and further acts and things, as in the judgment of the officer and officers taking such action may be necessary or desirable for the purpose of causing the immediately preceding resolution to become fully effective and of causing said resolution to become and constitute an amendment of the Restated Articles of Incorporation of the Company, all in the manner and to the extent required by the Mississippi Business Corporation Law.

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1989)

                        November 6, 1992

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1989), submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 15,000 shares of 16.16% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 8,666,357 of such shares being issued and outstanding at the date hereof; and
        (b)1,386,508 shares of preferred stock, 1,211,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  57,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 15,000 shares of 16.16% preferred stock,
                  cumulative, $100 par value;
            (viii)210,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (ix) 350,000 shares of 9.76% preferred stock, cumulative, $100 par value; and
            (x) 200,000 shares of 8.36% preferred stock, cumulative, $100 par value.

        Dated this the 6th day of November, 1993.



                         MISSISSIPPI POWER & LIGHT COMPANY


                         By     /s/ A. H. Mapp
                         Title:    Assistant Secretary

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1989)

                        January 12, 1993

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1989), submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 70,000 shares of 9.76% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 8,666,357 of such shares being issued and outstanding at the date hereof; and
        (b)1,316,508 shares of preferred stock, 1,141,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  57,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 15,000 shares of 16.16% preferred stock,
                  cumulative, $100 par value;
            (viii)210,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (ix) 280,000 shares of 9.76% preferred stock, cumulative, $100 par value; and
            (x) 200,000 shares of 8.36% preferred stock, cumulative, $100 par value.

        Dated this the 12th day of January, 1993.



                         MISSISSIPPI POWER & LIGHT COMPANY


                         By      /s/ A. H. Mapp
                         Title:    Assistant Secretary

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1989)

                         March 10, 1993

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1989), submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 10,000 shares of 12.00% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 8,666,357 of such shares being issued and outstanding at the date hereof; and
        (b)1,306,508 shares of preferred stock, 1,131,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  47,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 15,000 shares of 16.16% preferred stock,
                  cumulative, $100 par value;
            (viii)210,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (ix) 280,000 shares of 9.76% preferred stock, cumulative, $100 par value; and
            (x) 200,000 shares of 8.36% preferred stock, cumulative, $100 par value.

        Dated this the 10th day of March, 1993.



                         MISSISSIPPI POWER & LIGHT COMPANY


                         By       /s/ A. H. Mapp
                         Title:    Assistant Secretary

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1989)

                          July 12, 1993

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1989), submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 70,000 shares of 9.00% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 8,666,357 of such shares being issued and outstanding at the date hereof; and
        (b)1,236,508 shares of preferred stock, 1,061,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  47,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 15,000 shares of 16.16% preferred stock,
                  cumulative, $100 par value;
            (viii)140,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (ix) 280,000 shares of 9.76% preferred stock, cumulative, $100 par value; and
            (x) 200,000 shares of 8.36% preferred stock, cumulative, $100 par value.

        Dated this the 12th day of July, 1993.



                         MISSISSIPPI POWER & LIGHT COMPANY


                         By  /s/ James W. Snider
                         Title:    Assistant Secretary

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1989)

                        November 15, 1993

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1989), submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 15,000 shares of 16.16% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 8,666,357 of such shares being issued and outstanding at the date hereof; and
        (b)1,221,508 shares of preferred stock, 1,046,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  47,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 140,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (viii)280,000 shares of 9.76% preferred stock,
                  cumulative, $100 par value; and
            (ix) 200,000 shares of 8.36% preferred stock, cumulative, $100 par value.

        Dated this the 15th day of November, 1993.



                         MISSISSIPPI POWER & LIGHT COMPANY


                         By  /s/ James W. Snider
                         Title:    Assistant Secretary

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-10.06 (1989)

                        February 4, 1994

      The undersigned corporation, pursuant to Section 79-4-10.06 of the Mississippi Code of 1972, as amended, submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. As evidenced by the attached Stockholder's Written Approval of Amendment authorizing 1,500,000 additional shares of Preferred Stock of the par value of $100 per share, the following amendment of the Restated Articles of Incorporation, as amended (the "Charter"), was proposed by the Board of Directors of Mississippi Power
        & Light Company on October 29, 1993, was adopted by the stockholders of the Corporation entitled to vote on the amendment on February 4, 1994, in accordance with and in the manner prescribed by the laws of the State of Mississippi and the Charter of Mississippi Power & Light
        Company:

        The first paragraph in Article FOURTH of the Charter is amended to read as follows:

             FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is 17,721,508 shares, divided into 2,721,508 shares of Preferred Stock of the par value of $100 per share and 15,000,000 shares of Common Stock without par value.

     3. Pursuant to the Laws of the State of Mississippi and the Charter of Mississippi Power & Light Company, the holders of Preferred Stock of the par value of $100 per share were not entitled to vote on the amendment as a separate voting group. The holders of the outstanding shares of common stock were the only stockholders entitled to vote on the amendment.

     4. The number of shares of common stock of the corporation outstanding at the time of such adoption was 8,666,357;
        and the number of shares entitled to vote thereon was 8,666,357.

        Dated this the 4th day of February, 1994.

                         MISSISSIPPI POWER & LIGHT COMPANY


                         By:   /s/ Edwin Lupberger
                                   Edwin Lupberger
                              Chairman of the Board and
                               Chief Executive Officer


                         By:   /s/ Donald E. Meiners
                                   Donald E. Meiners
                                      President

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1989)

                         March 17, 1994

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1989), submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 10,000 shares of 12.00% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 8,666,357 of such shares being issued and outstanding at the date hereof; and
        (b)2,641,508 shares of preferred stock, 966,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  37,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 140,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (viii)210,000 shares of 9.76% preferred stock,
                  cumulative, $100 par value; and
            (ix) 200,000 shares of 8.36% preferred stock, cumulative, $100 par value.

        Dated this the 17th day of March, 1994.


                         MISSISSIPPI POWER & LIGHT COMPANY


                         By:   /s/ J. W. Snider, Jr.
                                   Assistant Secretary

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1989)

                         August 1, 1994

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1989), submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 70,000 shares of 9.00% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 8,666,357 of such shares being issued and outstanding at the date hereof; and
        (b)2,571,508 shares of preferred stock, 896,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  37,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 70,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (viii)210,000 shares of 9.76% preferred stock,
                  cumulative, $100 par value; and
            (ix) 200,000 shares of 8.36% preferred stock, cumulative, $100 par value.

        Dated this the 1st day of August, 1994.


                         MISSISSIPPI POWER & LIGHT COMPANY


                         By:   /s/ J. W. Snider, Jr.
                                   Assistant Secretary

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1989)

                        January 18, 1995

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1989), submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 70,000 shares of 9.76% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 8,666,357 of such shares being issued and outstanding at the date hereof; and
        (b)2,501,508 shares of preferred stock, 826,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  37,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 70,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (viii)140,000 shares of 9.76% preferred stock,
                  cumulative, $100 par value; and
            (ix) 200,000 shares of 8.36% preferred stock, cumulative, $100 par value.

        Dated this the 18th day of January, 1995.


                         MISSISSIPPI POWER & LIGHT COMPANY


                         By:   /s/ J. W. Snider, Jr.
                                   Assistant Secretary

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1989)

                          March 7, 1995

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1989), submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 10,000 shares of 12.00% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 8,666,357 of such shares being issued and outstanding at the date hereof; and
        (b)2,491,508 shares of preferred stock, 816,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  27,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 70,000 shares of 9% preferred stock,
                  cumulative, $100 par value;
            (viii)140,000 shares of 9.76% preferred stock,
                  cumulative, $100 par value; and
            (ix) 200,000 shares of 8.36% preferred stock, cumulative, $100 par value.

        Dated this the 7th day of March, 1995.


                         MISSISSIPPI POWER & LIGHT COMPANY


                         By:   /s/ J. W. Snider, Jr.
                                   Assistant Secretary

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1989)

                          July 20, 1995

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1989), submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 70,000 shares of 9.00% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 8,666,357 of such shares being issued and outstanding at the date hereof; and
        (b)2,421,508 shares of preferred stock, 746,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  27,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 140,000 shares of 9.76% preferred stock,
                  cumulative, $100 par value; and
            (ix) 200,000 shares of 8.36% preferred stock, cumulative, $100 par value.

        Dated this the 20th day of July, 1995.


                         MISSISSIPPI POWER & LIGHT COMPANY


                         By:   /s/ J. W. Snider, Jr.
                                   Assistant Secretary

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1989)

                        January 19, 1996

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1989), submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 70,000 shares of 9.76% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 8,666,357 of such shares being issued and outstanding at the date hereof; and
        (b)2,351,508 shares of preferred stock, 676,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  27,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 70,000 shares of 9.76% preferred stock,
                  cumulative, $100 par value; and
            (ix) 200,000 shares of 8.36% preferred stock, cumulative, $100 par value.

        Dated this the 19th day of January, 1996.


                         MISSISSIPPI POWER & LIGHT COMPANY


                         By:   /s/ J. W. Snider, Jr.
                                   Assistant Secretary

                MISSISSIPPI POWER & LIGHT COMPANY

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1989)

                          March 6, 1996

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1989), submits the following document and sets forth:

     1.  The name of the corporation is Mississippi Power & Light
        Company.
     2. The reduction in the number of authorized shares, itemized by class and series, is 10,000 shares of 12% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 8,666,357 of such shares being issued and outstanding at the date hereof; and
        (b)2,341,508 shares of preferred stock, 666,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  17,700 shares of 12% preferred stock,
                  cumulative, $100 par value;
            (vii) 70,000 shares of 9.76% preferred stock,
                  cumulative, $100 par value; and
            (ix) 200,000 shares of 8.36% preferred stock, cumulative, $100 par value.

        Dated this the 6th day of March, 1996.


                         MISSISSIPPI POWER & LIGHT COMPANY


                         By:   /s/ J. W. Snider, Jr.
                                   Assistant Secretary

OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
P. O. Box 136, Jackson, MS  39205-0136         (601) 359-1333
Articles of Amendment


The undersigned persons, pursuant to Section 79-4-10.06 (if a profit corporation) or Section 79-11-305 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby execute the following document and set forth:

1.   Type of Corporation

          X   Profit                    Nonprofit

2.   Name of Corporation

          Mississippi Power & Light Company

3.   The future effective date is (Complete if applicable)

4.   Set forth the text of each amendment adopted. (Attach page)

5. If an amendment for a business corporation provides for an exchange, reclassification, or cancellation of issued shares, set forth the provisions for implementing the amendment if they are not contained in the amendment itself.
     (Attach page)

6.   The amendment(s) was (were) adopted on:      04/22/96

     FOR PROFIT CORPORATION (Check the appropriate box)

Adopted by     the incorporators   directors without shareholder
                                   action and shareholder action
                                   was not required.

     FOR NONPROFIT CORPORATION (Check the appropriate box)

Adopted by     the incorporators   board of directors without
                                   member action and member
                                   action was not required.

     FOR PROFIT CORPORATION

7.   If the amendment was approved by shareholders

     (a) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment, and the number of votes of each voting group indisputably represented at the meeting were

                  No of         No. of votes      No. of votes
               outstanding       entitled to      indisputably
Designation      shares            be case        represented

Common Stock     8666357          8666357           8666357

     (b)  EITHER
          (i) the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment was

                         Total no. of        Total no. of
     Voting Group        votes case FOR      votes case AGAINST

     Common stock           8666357               0

     OR
          (ii) the total number of undistributed votes cast for the amendment by each voting group was

                                   Total no. of
     Voting Group        undisputed votes case FOR the plan

     and the number of votes case for the amendment by each voting group was sufficient for approval by that voting group.

     FOR NONPROFIT CORPORATION

8.   If the amendment was approved by the members

     (a) The designation, number of memberships outstanding, number of votes entitled to be cast by each class entitled to vote separately on the amendment, and the number of votes of each class indisputably represented at the meeting were

                       No. of         No. of           No. of votes
                    memberships    votes entitled      indisputably
     Designation    outstanding      to be cast        represented

     (b)  EITHER

          (i) the total number of votes cast for and against the amendment by each class entitled to vote separately on the amendment was

                     Total no. of              Total no. of
     Voting         votes cast FOR           votes cast AGAINST

     OR
          (ii) the total number of undistributed votes cast for the amendment by each class was

                         Total no. of undisputed
     Voting class        votes cast FOR the amendment

     and the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

     By:  Signature      /s/ Michael G. Thompson

          Printed Name   Michael G. Thompson

          Title:    Senior Vice President
     The Restated Articles of Incorporation of Mississippi Power & Light Company, as amended, are amended, effective April 22, 1996, by deleting the title and article FIRST in their entirety and replacing therefor the following:


               RESTATED ARTICLES OF INCORPORATION

                               OF

                    ENTERGY MISSISSIPPI, INC.

FIRST:    The name of the Corporation is ENTERGY MISSISSIPPI, INC.

     Any additional references to "Mississippi Power & Light
Company" in said Restated Articles of Incorporation, as amended, are changed to "Entergy Mississippi, Inc."

                    ENTERGY MISSISSIPPI, INC.

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1989)

                        January 28, 1996

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1989), submits the following document and sets forth:

     1.  The name of the corporation is Entergy Mississippi, Inc.
     2. The reduction in the number of authorized shares, itemized by class and series, is 70,000 shares of 9.76% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 8,666,357 of such shares being issued and outstanding at the date hereof; and
        (b)2,271,508 shares of preferred stock, 596,508 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi)  17,700 shares of 12% preferred stock,
                  cumulative, $100 par value; and
            (vii) 200,000 shares of 8.36% preferred stock,
                  cumulative, $100 par value.

        Dated this the 28th day of January, 1997.


                         ENTERGY MISSISSIPPI, INC.


                         By:   /s/ J. W. Snider, Jr.
                                   Assistant Secretary

          OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
      P. O. BOX 136, JACKSON, MS  39205-0136 (601)359-1333
                     ARTICLES OF CORRECTION
                     (Mark appropriate box)


The undersigned, pursuant to Section 79-4-1.24 (if a profit corporation) or Section 79-11-113 (if a nonprofit corporation) of the Mississippi Code of 1972, as amended, hereby executes the following document and sets forth:

            X  PROFIT                   NONPROFIT

2.   The name of the corporation is:
          Mississippi Power & Light Company

3.   (Mark appropriate box.)
     (X) The document to be corrected is Articles of Amendment which became effective on January 28, 1997 (date).

     ( )  A copy of the document to be corrected is attached.

4. The aforesaid articles contain the following incorrect statement:
          See Attachment "A"

5.   a. The reason such statement is incorrect is:  The
     Articles of Amendment referred to above failed to reflect the reduction in the number of authorized shares of preferred stock of the 12% Series.

     or

     b. The manner in which the execution of such document was defective was:

6. The correction is as follows: Attachment "B", a corrected executed form of Articles of Amendment, is substituted in its entirety for the Articles of Amendment referred to above.

6. The certificate of correction shall become effective on January 28, 1997.


By: Mississippi Power & Light Company      /s/ J. W. Snider, Jr.
      printed name/corporation title          J. W. Snider, Jr.
                                        Assistant Secretary

                          Attachment A


     The following incorrect statements were included in the Articles of Amendment dated January 28, 1997:

     1. The date on the face of the Articles of Amendment was January 28, 1996.

     2. Paragraph 2 failed to include in the reduction in the number of authorized preferred shares 17,700 shares of 12%
Preferred Stock, Cumulative, $100 Par Value.

     3.   Paragraph 3(b) provided in part as follows:

          "2,271,508 shares of Preferred Stock, 596,508 shares of which are issued and outstanding in the following series."

     4.   Paragraph 3(b)(vi) was included erroneously.

                    ENTERGY MISSISSIPPI, INC.

           Articles of Amendment Under Miss. Code Ann.

                    Section 79-4-6.31 (1989)

                        January 28, 1997

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31 (1989), submits the following document and sets forth:

     1.  The name of the corporation is Entergy Mississippi, Inc.
     2. The reduction in the number of authorized shares, itemized by class and series, is (a) 17,700 shares of 12% Preferred Stock, Cumulative, $100 Par Value and (b) 70,000 shares of 9.76% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 8,666,357 of such shares being issued and outstanding at the date hereof; and
        (b)2,253,808 shares of preferred stock, 578,808 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv)  75,000 shares of 9.16% preferred stock,
                  cumulative, $100 par value;
            (v) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (vi) 200,000 shares of 8.36% preferred stock, cumulative, $100 par value.

        Dated this the 28th day of January, 1997.


                         ENTERGY MISSISSIPPI, INC.


                         By:   /s/ J. W. Snider, Jr.
                                   Assistant Secretary

                    ENTERGY MISSISSIPPI, INC.

           Articles of Amendment Under Miss. Code Ann.

                        Section 79-4-6.31

                        November 17, 1997

      The  undersigned corporation, pursuant to Miss.  Code  Ann.
Section 79-4-6.31, submits the following document and sets forth:

     1.  The name of the corporation is Entergy Mississippi, Inc.
     2. The reduction in the number of authorized shares, itemized by class and series, is 75,000 shares of 9.16% Preferred Stock, Cumulative, $100 Par Value.
     3. The total number of authorized shares, itemized by class and series, remaining after reduction of the shares is as follows:

        (a)15,000,000 shares of common stock, without par value, 8,666,357 of such shares being issued and outstanding at the date hereof; and
        (b)2,178,808 shares of preferred stock, 503,808 shares of which are issued and outstanding in the following series:

            (i)   59,920 shares of 4.36% preferred stock,
                  cumulative, $100 par value;
            (ii)  43,888 shares of 4.56% preferred stock,
                  cumulative, $100 par value;
            (iii) 100,000 shares of 4.92% preferred stock,
                  cumulative, $100 par value;
            (iv) 100,000 shares of 7.44% preferred stock, cumulative, $100 par value;
            (v) 200,000 shares of 8.36% preferred stock, cumulative, $100 par value.

        Dated this the 17th day of November, 1997.


                         ENTERGY MISSISSIPPI, INC.


                         By:   /s/ J. W. Snider, Jr.
                                   Assistant Secretary